EXHIBIT 99.1


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  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------




                            New Issue Term Sheet and
                             Computational Materials


                           $649,293,049 (Approximate)


                                 HASCO 2005-NC1


                      HSI Asset Securitization Corporation
                                    Depositor

                             Wells Fargo Bank, N.A.
                  Master Servicer and Securities Administrator

                            JPMorgan Chase Bank, N.A.
                                    Servicer

                                   HSBC [LOGO]
                                Lead Underwriter



                                                                   July 26, 2005

--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

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  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

                                   DISCLAIMER

      The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA), Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

      The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.

      This New Issue Term Sheet and Computational Materials do not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information in this New Issue Term Sheet and Computational Materials is preliminary and subject to change and shall be deemed superseded and replaced in its entirety by such prospectus and the prospectus supplement.

      Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

      The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure.

      The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Certificates, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.




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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

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  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


               Mortgage Pass-Through Certificates, Series 2005-NC1
             $649,293,049 (Approximate, Subject to +/- 10% Variance)

               HSI Asset Securitization Corporation Trust 2005-NC1
                                     Issuer

                      HSI Asset Securitization Corporation
                                    Depositor

                   Alt-A First Lien Residential Mortgage Loans



                             Transaction Highlights
                             ----------------------
====================================================================================================================================
                              Avg Life         Payment                                          Expected Ratings
               Principal      to Call /    Window to Call /                                       (S&P/ Moody's/      Total Credit
 Classes    Balance ($) (1)   Mty(2)(3)   Mty (Months)(2)(3)            Description                   Fitch)         Enhancement (4)
====================================================================================================================================
  I-A-1       185,531,000                                     Not Offered Hereby                                         18.10%
  I-A-2        10,466,000                                     Not Offered Hereby                                         18.10%
------------------------------------------------------------------------------------------------------------------------------------
  II-A-1       154,673,000  1.00 / 1.00    1 - 21 / 1 - 21    Super Senior Sequential Floater   [AAA / Aaa / AAA]        18.10%
  II-A-2       153,314,000  3.00 / 3.05     21-68 / 21-86     Super Senior Sequential Floater   [AAA / Aaa / AAA]        18.10%
  II-A-3        12,930,000  5.67 / 9.04    68-68 / 86-149     Super Senior Sequential Floater   [AAA / Aaa / AAA]        18.10%
  II-A-4        18,103,000  2.14 / 2.30    1 - 68 / 1-149          Senior Support Floater       [AAA / NR / AAA]         18.10%
    M-1         18,829,000  4.40 / 4.78    45-68 / 45-121            Mezzanine Floater          [AA+ / Aa2 / AA+]        15.20%
    M-2         13,635,000  4.29 / 4.66    43-68 / 43-117            Mezzanine Floater          [AA+ / Aa3 / AA+]        13.10%
    M-3         12,336,000  4.24 / 4.59    42-68 / 42-113            Mezzanine Floater           [AA / A1 / AA]          11.20%
    M-4         10,713,000  4.19 / 4.53    41-68 / 41-109            Mezzanine Floater           [AA / A2 / AA]           9.55%
    M-5          9,739,000  4.15 / 4.47    40-68 / 40-104            Mezzanine Floater          [AA- / A3 / AA-]          8.05%
    M-6          8,440,000  4.13 / 4.42    39-68 / 39-100            Mezzanine Floater           [A+ / Baa1 / A]          6.75%
    M-7          7,466,000  4.11 / 4.38     39-68 / 39-95            Mezzanine Floater           [A / Baa2 / A-]          5.60%
    M-8          3,895,000  4.09 / 4.33     38-68 / 38-90            Mezzanine Floater         [A- / Baa3 / BBB+]         5.00%
    M-9          3,571,000  4.08 / 4.29     38-68 / 38-87            Mezzanine Floater          [A- / NR / BBB+]          4.45%
   M-10          5,843,000  4.08 / 4.24     38-68 / 38-84            Mezzanine Floater          [BBB+ / NR / BBB]         3.55%
   M-11          4,545,000  4.07 / 4.17     37-68 / 37-78            Mezzanine Floater          [BBB / NR / BBB-]         2.85%
------------------------------------------------------------------------------------------------------------------------------------
   M-12          5,194,000                                Privately Placed Certificates                                   2.05%
   M-13          5,194,000                                Privately Placed Certificates                                   1.25%
   M-14          4,876,049                                Privately Placed Certificates                                   0.50%
====================================================================================================================================


===============================


 Classes          Benchmark
===============================
  I-A-1           1 Mo. LIBOR
  I-A-2           1 Mo. LIBOR
-------------------------------
  II-A-1          1 Mo. LIBOR
  II-A-2          1 Mo. LIBOR
  II-A-3          1 Mo. LIBOR
  II-A-4          1 Mo. LIBOR
    M-1           1 Mo. LIBOR
    M-2           1 Mo. LIBOR
    M-3           1 Mo. LIBOR
    M-4           1 Mo. LIBOR
    M-5           1 Mo. LIBOR
    M-6           1 Mo. LIBOR
    M-7           1 Mo. LIBOR
    M-8           1 Mo. LIBOR
    M-9           1 Mo. LIBOR
   M-10           1 Mo. LIBOR
   M-11           1 Mo. LIBOR
--------------------------------
   M-12           1 Mo. LIBOR
   M-13           1 Mo. LIBOR
   M-14           1 Mo. LIBOR
================================

Notes:
-----

(1)   Bond sizes subject to a variance of plus or minus 10%.

(2) Certificates are priced to the 10% optional redemption, as described herein.

(3)   Based on the pricing prepayment speed, as described herein.

(4)   Includes overcollateralization target of 0.50%.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

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  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

Issuer:                             HSI Asset Securitization Corporation Trust
                                    2005-NC1.

Depositor:                          HSI Asset Securitization Corporation.

Lead Underwriter:                   HSBC Securities (USA) Inc.

Co-Managers:                        [Blaylock and The Winter Group].

Originator:                         NC Capital Corporation, a California
                                    Corporation. NC Capital Corporation is an affiliate of New Century Mortgage
                                    Corporation.

Master Servicer and Securities      Wells Fargo Bank, N.A.
Administrator:

Servicer:                           JPMorgan Chase Bank, N.A.

Trustee and Custodian:              Deutsche Bank National Trust Company.

Sample Pool Calculation Date:       July 1, 2005.

Cut-off Date:                       August 1, 2005.

Expected Pricing Date:              The week of July 25, 2005.

Closing Date:                       On or about August 25, 2005.

Distribution Date:                  The 25th day of each month (or if such 25th
                                    day is not a business day, the next
                                    succeeding business day) commencing in
                                    September 2005.

Certificates:                       Approximately $535,017,000 senior
                                    floating-rate Certificates (the Class I-A-1,
                                    Class I-A-2, Class II-A-1, Class II-A-2,
                                    Class II-A-3 and Class II-A-4 Certificates, collectively the "Class A Certificates") and approximately $114,276,049 mezzanine floating-rate Certificates (the Class M-1,
                                    Class M-2, Class M-3, Class M-4, Class M-5,
                                    Class M-6, Class M-7, Class M-8, Class M-9,
                                    Class M-10, Class M-11, Class M-12, Class
                                    M-13 and Class M-14 Certificates,
                                    collectively the "Class M Certificates").
                                    The Class A Certificates and the Class M-1,
                                    Class M-2, Class M-3, Class M-4, Class M-5,
                                    Class M-6, Class M-7, Class M-8, Class M-9,
                                    Class M-10 and Class M-11, Certificates are referred to herein as the "Offered
                                    Certificates". The Class M-12, Class M-13 and Class M-14 Certificates, collectively the "Non-Offered Certificates", are not being offered hereby but will be privately placed.

                                    The "Group I Certificates" will consist of the Class I-A-1 and Class I-A-2 Certificates and the "Group II Certificates" will consist of the Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates. The "Sequential Certificates" will consist of the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates. Notwithstanding the foregoing definition of Offered Certificates, the Class I-A-1 and Class I-A-2 Certificates are not being offered hereby but will be offered pursuant to the Prospectus.

Prospectus                          The Offered Certificates are being offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

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  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

Mortgage Loans:                     The aggregate principal balance of the
                                    Mortgage Loans as of the Sample Pool
                                    Calculation Date is approximately
                                    $649,293,049. All of the Mortgage Loans
                                    consist of adjustable-rate, interest-only,
                                    Alt-A mortgage loans secured by first liens on one- to four-family residential properties.

                                    The collateral tables included in these
                                    Computational Materials represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date.

Group I Mortgage Loans:             The aggregate principal balance of the Group
                                    I Mortgage Loans as of the Sample Pool
                                    Calculation Date is approximately
                                    $237,861,166. The Group I Mortgage Loans have interest rates that have an initial fixed rate period of either two or three years after origination and thereafter adjust semi-annually based on six-month
                                    LIBOR. All of the Group I Mortgage Loans have principal balances at origination that conform to Freddie Mac loan limits.

Group II Mortgage Loans:            The aggregate principal balance of the Group
                                    II Mortgage Loans as of the Sample Pool
                                    Calculation Date is approximately
                                    $411,431,883. The Group II Mortgage Loans have interest rates that have an initial fixed rate period of either two or three years after origination and thereafter adjust semi-annually based on six month
                                    LIBOR.

Mortgage Loan Group:                Group I Mortgage Loans or Group II Mortgage
                                    Loans.

Record Date:                        The business day immediately preceding each
                                    Distribution Date.

Delay Days:                         0 (zero) days on all Certificates.

Due Period:                         The Due Period with respect to any
                                    Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:            Interest with respect to the Offered
                                    Certificates and Non-Offered Certificates will initially accrue from the Closing Date to, but excluding, the first Distribution
                                    Date. Thereafter, interest will accrue from the prior Distribution Date to, but excluding, the then current Distribution
                                    Date. With respect to the Offered
                                    Certificates and Non-Offered Certificates, interest will accrue during the related
                                    Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed. The Offered Certificates and
                                    Non-Offered Certificates will settle flat
                                    (no accrued interest).

Prepayment Period:                  The Prepayment Period with respect to any
                                    Distribution Date is the 16th of the
                                    calendar month immediately preceding the month in which the Distribution Date occurs through the 15th of the calendar month of the related Distribution Date.

2/28 Pricing Prepayment Speed:      The Pricing Prepayment Speed for the 2/28
                                    Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.

3/27 Pricing Prepayment Speed:      The Pricing Prepayment Speed for the 3/27
                                    Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 30, 50% CPR from month 31 to 37, and 35% CPR in month 38 and thereafter.

Tax Treatment:                      REMIC.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult with their own counsel.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

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                                     Page 5

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  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

Legal Investment:                   The Class A, Class M-1, Class M-2, Class
                                    M-3, Class M-4 and Class M-5 Certificates are expected to constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of
                                    1984 ("SMMEA").

Form of Registration:               Book-entry form through DTC, Clearstream and
                                    Euroclear.

Minimum Denominations:              $25,000 and integral multiples of $1 in
                                    excess thereof.

Optional Redemption:                At its option, the Servicer may purchase all
                                    of the Mortgage Loans (and properties
                                    acquired on behalf of the Issuer) when the principal balance of the Mortgage Loans remaining in the trust, as of the last day of the related Due Period, have been reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Expense Fees:                       The "Servicing Fee", calculated at the
                                    "Servicing Fee Rate" of [0.500]% per annum, and the "Trustee Fee" calculated at the "Trustee Fee Rate" of [0.010]% per annum.
                                    Expense Fees will be paid monthly on the stated principal balance of the Mortgage
                                    Loans.

Expense Adjusted Mortgage Rate:     The applicable mortgage rate on each
                                    Mortgage Loan as of the first day of the related Due Period minus the Expense Fees.

Principal & Interest Advances:      The Servicer is required to advance
                                    delinquent payments of principal and
                                    interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The
                                    Servicer is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.

Servicing Advances:                 The Servicer will pay all out-of-pocket
                                    costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems the costs to be recoverable. The
                                    Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:              The Servicer is required to pay Compensating
                                    Interest up to the amount of the Servicing
                                    Fee to cover prepayment interest shortfalls
                                    ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the Mortgage Loans.

Credit Enhancement:                 1. Excess spread;
                                    2. Overcollateralization; and
                                    3. Subordination

Overcollateralization Amount:       The Overcollateralization Amount with
                                    respect to any Distribution Date is the
                                    excess, if any, of (i) the aggregate
                                    principal balance of the Mortgage Loans over
                                    (ii) the sum of the aggregate principal
                                    balance of the certificates after taking into account the payments of principal to be made on such Distribution Date. The initial
                                    Overcollateralization Amount will be equal to zero.

Overcollateralization Target
Amount: With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 1.00% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $3,246,465 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the
                                    Overcollateralization Target Amount for the immediately preceding Distribution Date. To the extent of available excess spread, the Overcollateralization Amount for the certificates will build to the required Overcollateralization Target Amount.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

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  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

Stepdown Date:                      The earlier of (i) the first Distribution
                                    Date on which the aggregate principal
                                    balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in September 2008 and (y) the first
                                    Distribution Date on which the Credit
                                    Enhancement Percentage for the Class A
                                    Certificates (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans, but prior to any payment of the Group I Principal
                                    Payment Amount and the Group II Principal
                                    Payment Amount to the holders of the
                                    Certificates then entitled to payments of principal on such Distribution Date) is greater than or equal to approximately
                                    36.20%.

Credit Enhancement Percentage:      The Credit Enhancement Percentage for any
                                    class of Offered Certificates and
                                    Non-Offered Certificates for any
                                    Distribution Date is the percentage obtained by dividing (x) the aggregate principal balance of the class or classes subordinate thereto and the Overcollateralization Amount by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account payments of principal on the Mortgage Loans and payment of the Group I
                                    Principal Payment Amount and the Group II
                                    Principal Payment Amount to the holders of the Certificates then entitled to payments of principal on such Distribution Date.

                                     Target Credit Enhancement Percentage
                                     ------------------------------------

                                                               On and After
                                     Class        Initial      Stepdown Date
                                     -----        -------      -------------
                                       A           18.10%         36.20%
                                      M-1          15.20%         30.40%
                                      M-2          13.10%         26.20%
                                      M-3          11.20%         22.40%
                                      M-4          9.55%          19.10%
                                      M-5          8.05%          16.10%
                                      M-6          6.75%          13.50%
                                      M-7          5.60%          11.20%
                                      M-8          5.00%          10.00%
                                      M-9          4.45%           8.90%
                                     M-10          3.55%           7.10%
                                     M-11          2.85%           5.70%
                                     M-12          2.05%           4.10%
                                     M-13          1.25%           2.50%
                                     M-14          0.50%           1.00%

Trigger Event:                      A Trigger Event will have occurred with
                                    respect to any Distribution Date on or after the Stepdown Date if (x) the Rolling Three
                                    Month Delinquency Rate as of the last day of the immediately preceding calendar month exceeds [XX.XX%] of the Credit Enhancement
                                    Percentage for the Class A Certificates, or if (y) the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related
                                    Prepayment Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                             Distribution Date                                Loss Percentage
                                             -----------------                                ---------------

                                    September 2007 through August 2008   [X.XX%] for the first month,  plus an  additional  1/12th
                                                                         of [X.XX%] for each month thereafter

                                    September 2008 through August 2009   [X.XX%] for the first month,  plus an  additional  1/12th
                                                                         of [X.XX%] for each month thereafter

                                    September 2009 through August 2010   [X.XX%] for the first month,  plus an  additional  1/12th
                                                                         of [X.XX%] for each month thereafter

                                    September 2010 through August 2011   [X.XX%] for the first month,  plus an  additional  1/12th
                                                                         of [X.XX%] for each month thereafter

                                    September 2011 and thereafter        [X.XX%]


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

Delinquency Rate:                   For any calendar month, a fraction,
                                    expressed as a percentage, the numerator of which is the aggregate principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, loans subject to bankrupty proceedings, and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

Rolling Three Month Delinquency
Rate: With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding calendar months.

Sequential Trigger Event:           A Sequential Trigger Event is in effect on
                                    any Distribution Date if, before the
                                    Distribution Date in September 2007, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date exceeds [X.XX%], or if, on or after the Distribution Date in September 2007, a
                                    Trigger Event is in effect.

Realized Losses:                    Generally, any realized losses on the
                                    Mortgage Loans will be absorbed first, by the excess spread, second, by the Overcollateralization Amount, and third, by the Class M Certificates in reverse numerical order.

Interest Payment Priority:          On each Distribution Date, the interest
                                    collected will be paid in the following
                                    order of priority:

                                       (i)      from the interest collected on
                                                the Group I Mortgage Loans, to
                                                the holders of each class of
                                                Group I Certificates, on a pro
                                                rata basis based on the
                                                entitlement of each such class,
                                                the Senior Interest Payment
                                                Amount allocable to such
                                                Certificates; from the interest
                                                collected on the Group II
                                                Mortgage Loans, to the holders
                                                of each class of Group II
                                                Certificates, on a pro rata
                                                basis based on the entitlement
                                                of each such class, the Senior
                                                Interest Payment Amount
                                                allocable to such Certificates.
                                                Any interest collected and
                                                remaining after the payment of
                                                the above will be available to
                                                pay any Senior Interest Payment
                                                Amount to the unrelated group;
                                                and

                                       (ii)     from the combined remaining
                                                interest collected, sequentially
                                                in ascending numerical order, to
                                                the holders of the Class M
                                                Certificates.

Principal Payment Priority:         On each Distribution Date (a) prior to the
                                    Stepdown Date or (b) on which a Trigger
                                    Event is in effect, the Group I Principal
                                    Payment Amount and the Group II Principal
                                    Payment Amount shall be paid as follows:

                                       (i)      the Group I Principal Payment
                                                Amount to the holders of the
                                                Group I Certificates as
                                                described below, until the
                                                principal balances thereof have
                                                been reduced to zero and then to
                                                the holders of the Group II
                                                Certificates after taking into
                                                account the payment of the Group
                                                II Principal Payment Amount
                                                described in (ii) below;

                                       (ii)     the Group II Principal Payment
                                                Amount to the holders of the
                                                Group II Certificates as
                                                described below, until the
                                                principal balances thereof have
                                                been reduced to zero and then to
                                                the holders of the Group I
                                                Certificates after taking into
                                                account the payment of the Group
                                                I Principal Payment Amount
                                                described in (i) above; and

                                       (iii)    sequentially in ascending
                                                numerical order, to the holders
                                                of the Class M Certificates, any
                                                Group I and Group II Principal
                                                Payment Amount remaining after
                                                the payment of (i) and (ii)
                                                above until the principal
                                                balances thereof have been
                                                reduced to zero.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

Principal Payment Priority
(continued):                        On each Distribution Date (a) on or after
                                    the Stepdown Date and (b) on which a Trigger
                                    Event is not in effect, the Group I
                                    Principal Payment Amount and the Group II
                                    Principal Payment Amount shall be paid as follows:

                                       (i)      concurrently, pro rata to the
                                                holders of the Group I
                                                Certificates, the Group I Senior
                                                Principal Payment Amount; and to
                                                the holders of the Group II
                                                Certificates, the Group II
                                                Senior Principal Payment Amount,
                                                until the principal balances
                                                thereof have been reduced to
                                                zero;

                                       (ii)     concurrently, pro rata to the
                                                holders of the Group I
                                                Certificates, any remaining
                                                Group II Senior Principal
                                                Payment Amount and to the
                                                holders of the Group II
                                                Certificates any remaining Group
                                                I Senior Principal Payment
                                                Amount; and

                                       (iii)    sequentially in ascending
                                                numerical order, to the holders
                                                of the Class M Certificates, the
                                                Class M Principal Payment
                                                Amount, until the principal
                                                balance thereof has been reduced
                                                to zero.

                                    Any principal distributions allocated to the Group I Certificates are required to be distributed pro rata between the Class I-A-1 Certificates and the Class I-A-2 Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class I-A-1 Certificates until their principal balance has been reduced to zero, and then, to the Class I-A-2 Certificates until their principal balance has been reduced to zero.

                                    The Group II Certificates will receive
                                    principal pro rata between the Sequential
                                    Certificates and the Class II-A-4
                                    Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Sequential Certificates until their principal balance has been reduced to zero, and then, to the Class II-A-4 Certificates until their principal balance has been reduced to zero.

Net Monthly Excess Cashflow
Payments:                           With respect to any Distribution Date, any
                                    Net Monthly Excess Cashflow shall be paid as follows:

                                       (i)      to the holders of the class or
                                                classes of Certificates then
                                                entitled to receive payments in
                                                respect of principal, in an
                                                amount equal to the
                                                Overcollateralization increase
                                                amount, payable as part of the
                                                Principal Payment Amount;
                                       (ii)     sequentially in ascending
                                                numerical order, to the holders
                                                of the Class M Certificates:
                                                a) in an amount equal to the
                                                Interest Carry Forward Amount
                                                allocable to such Certificates;
                                                b) in an amount equal to the
                                                previously allocated Realized
                                                Loss Amounts; and

                                       (iii)    to the holders of the Offered
                                                Certificates and Non-Offered
                                                Certificates any Basis Risk
                                                Carryover Amounts for such
                                                classes.

Available Funds Cap:                The Available Funds Cap for any Distribution
                                    Date is:


                                       (i)      to the holders of the Class A
                                                Certificates, a rate per annum
                                                (adjusted for the actual number
                                                of days in the related Interest
                                                Accrual Period) equal to the
                                                weighted average of the Expense
                                                Adjusted Mortgage Rates of the
                                                Mortgage Loans in the related
                                                Mortgage Loan Group; and

                                       (ii)     to the holders of the Class M
                                                Certificates, a rate per annum
                                                (adjusted for the actual number
                                                of days in the related Interest
                                                Accrual Period) equal to the
                                                weighted average (weighted on
                                                the basis of the results of
                                                subtracting from the aggregate
                                                principal balance of each
                                                Mortgage Loan Group, the current
                                                aggregate principal balance of
                                                the related Class A
                                                Certificates) of (a) the
                                                weighted average of the Expense
                                                Adjusted Mortgage Rates of the
                                                Group I Mortgage Loans, and (b)
                                                the weighted average of the
                                                Expense Adjusted Mortgage Rates
                                                of the Group II Mortgage Loans.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

Interest Rate:                      The Interest Rate on any Distribution Date
                                    for each class of Offered Certificates and Non-Offered Certificates will equal the least of:
                                       (a) One-Month LIBOR plus related margin;
                                       and
                                       (b) The related Available Funds Cap.

Interest Carry Forward Amount:      For each class of Offered Certificates and
                                    Non-Offered Certificates and on any
                                    Distribution Date, the sum of (i) the excess of (A) the accrued interest for such class with respect to the prior Distribution Dates
                                    (excluding any Basis Risk Carryover Amount with respect to such class), plus any unpaid
                                    Interest Carry Forward Amount from the prior
                                    Distribution Dates, over (B) the amount
                                    actually paid to such class with respect to interest on such prior Distribution Date and
                                    (ii) interest on such excess at the Interest
                                    Rate for such class.

Interest Payment Amount:            The Interest Payment Amount for the Offered
                                    Certificates and Non-Offered Certificates of any class on any Distribution Date is equal to interest accrued at the Interest Rate for that class during the related Interest
                                    Accrual Period on the principal balance of that class immediately prior to the Distribution Date.

Senior Interest Payment Amount:     The Senior Interest Payment Amount for any
                                    Distribution Date is equal to the Interest
                                    Payment Amount for such Distribution Date for the related Class A Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date for the related Class
                                    A Certificates.

Basis Risk Carryover Amount:        For any Distribution Date, if the Interest
                                    Rate for a class of Offered Certificates and Non-Offered Certificates is based on the related Available Funds Cap, the excess of
                                    (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Interest Rate not been subject to the Available Funds Cap, over
                                    (ii) the amount of interest such class of Certificates accrued for such Distribution
                                    Date based on the Available Funds Cap,
                                    together with the unpaid portion of any such amounts from the prior Distribution Dates
                                    (and accrued interest thereon at the then applicable Interest Rate, without giving effect to the Available Funds Cap). The ratings on each class of Certificates do not address the likelihood of the payment of any Basis Risk Carryover Amount.

Basis Risk Shortfall:               Because each Mortgage Loan has a mortgage
                                    rate that is adjustable and all of the
                                    Mortgage Loans will adjust based on
                                    six-month LIBOR after an initial period of two or three years following the date of origination, and the Interest Rates on the Offered Certificates and Non-Offered
                                    Certificates are based on one-month LIBOR, the application of the Available Funds Cap could result in shortfalls of interest otherwise payable on those Certificates in certain periods. This may also occur if six-month LIBOR and one-month LIBOR rise quickly since the Mortgage Loan adjustments are constrained by certain interim caps. If basis risk interest shortfalls occur, they will be carried forward and will be paid from Net Monthly Excess Cashflow on a subordinated basis on the same Distribution
                                    Date or in any subsequent period.

                                    To mitigate the effect of such basis risk shortfalls, the Offered Certificates and Non-Offered Certificates will benefit from four interest rate caps pledged to the Issuer. The notional schedules for the interest rate caps are available herein.

Step-up Coupon:                     If the Optional Redemption is not exercised
                                    on the first Distribution Date on which it could have been exercised, the margins on each of the Class A Certificates will increase to 2.0 times their related initial margin and the margins on each of the Class
                                    M Certificates will increase to 1.5 times their related initial margins.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

Principal Payment Amount:           The Principal Payment Amount for any
                                    Distribution Date and for any Mortgage Loan
                                    Group will be the sum of (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination
                                    Date; (ii) the principal portion of all
                                    proceeds received in respect of the
                                    repurchase of a related Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the related Mortgage Loans, and (iv) such Mortgage Loan Group's allocation of a percentage of the amount of any Overcollateralization increase amount for such Distribution Date MINUS a percentage of the amount of any Overcollateralization reduction amount for such Distribution Date, each allocated between each Mortgage Loan
                                    Group based on the amount of principal
                                    received from each Mortgage Loan Group.

Senior Principal Payment Amount:    The Senior Principal Payment Amount for any
                                    Mortgage Loan Group is an amount equal to the lesser of (1) the Principal Payment
                                    Amount for such Mortgage Loan Group and (2) the excess of (x) the aggregate principal balance of the related certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) 100% MINUS 2 times the related class
                                    Target Credit Enhancement Percentage (or
                                    "Optimal Principal Payment Amount
                                    Percentage") and (ii) the aggregate
                                    principal balance of the related Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the related
                                    Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate principal balance of the related
                                    Mortgage Loans as of the Cut-off Date.

Class M Principal Payment Amount:   The lesser of (1) any Group I and Group II
                                    Principal Payment Amount remaining and (2) the excess of (x) the aggregate principal balance of all Certificates senior to the related class and the principal balance of the related certificates immediately prior to such Distribution Date less the amount paid to classes senior to the related class for such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS
                                    2 times the related class Target Credit
                                    Enhancement Percentage (or "Optimal
                                    Principal Payment Amount Percentage") and
                                    (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period over 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                                    Optimal Principal Payment Amount Percentage
                                    --------------------------------------------

                                              Class             Percentage
                                              -----             ----------
                                                A                 63.80%
                                               M-1                69.60%
                                               M-2                73.80%
                                               M-3                77.60%
                                               M-4                80.90%
                                               M-5                83.90%
                                               M-6                86.50%
                                               M-7                88.80%
                                               M-8                90.00%
                                               M-9                91.10%
                                               M-10               92.90%
                                               M-11               94.30%
                                               M-12               95.90%
                                               M-13               97.50%
                                               M-14               99.00%


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

                              Sensitivity Analysis
                         (To 10.00% Optional Redemption)

-----------------------------------------------------------------------------------------------------------------------------------
                   PPC                   50%                75%                100%                125%                150%
-----------------------------------------------------------------------------------------------------------------------------------
 II-A-1  WAL                            1.63                1.22               1.00                0.85                0.74
         Payment Window                1 - 35              1 - 25             1 - 21              1 - 18              1 - 15
-----------------------------------------------------------------------------------------------------------------------------------
 II-A-2  WAL                            6.31                4.20               3.00                2.13                1.82
         Payment Window               35 - 141            25 - 93             21 - 68             18 - 36            15 - 30
-----------------------------------------------------------------------------------------------------------------------------------
 II-A-3  WAL                            11.75               7.75               5.67                4.26                2.58
         Payment Window               141 - 141           93 - 93             68 - 68             36 - 52            30 - 32
-----------------------------------------------------------------------------------------------------------------------------------
 II-A-4  WAL                            4.27                2.91               2.14                1.60                1.33
         Payment Window                1 - 141             1 - 93             1 - 68              1 - 52              1 - 32
-----------------------------------------------------------------------------------------------------------------------------------
  M-1    WAL                            7.86                5.26               4.40                4.33                3.30
         Payment Window               47 - 141            39 - 93             45 - 68             52 - 52            32 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-2    WAL                            7.86                5.25               4.29                4.30                3.42
         Payment Window               47 - 141            38 - 93             43 - 68             50 - 52            41 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-3    WAL                            7.86                5.25               4.24                4.09                3.42
         Payment Window               47 - 141            38 - 93             42 - 68             47 - 52            41 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-4    WAL                            7.86                5.25               4.19                3.93                3.42
         Payment Window               47 - 141            38 - 93             41 - 68             44 - 52            41 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-5    WAL                            7.86                5.24               4.15                3.80                3.33
         Payment Window               47 - 141            37 - 93             40 - 68             43 - 52            39 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-6    WAL                            7.86                5.24               4.13                3.72                3.21
         Payment Window               47 - 141            37 - 93             39 - 68             41 - 52            37 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-7    WAL                            7.86                5.24               4.11                3.65                3.13
         Payment Window               47 - 141            37 - 93             39 - 68             40 - 52            36 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-8    WAL                            7.86                5.24               4.09                3.61                3.09
         Payment Window               47 - 141            37 - 93             38 - 68             40 - 52            35 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-9    WAL                            7.86                5.23               4.08                3.60                3.04
         Payment Window               47 - 141            37 - 93             38 - 68             39 - 52            35 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-10   WAL                            7.86                5.24               4.08                3.55                3.03
         Payment Window               47 - 141            37 - 93             38 - 68             39 - 52            34 - 41
-----------------------------------------------------------------------------------------------------------------------------------
  M-11   WAL                            7.86                5.23               4.07                3.53                2.98
         Payment Window               47 - 141            37 - 93             37 - 68             38 - 52            34 - 41
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

                              Sensitivity Analysis
                                  (To Maturity)

-----------------------------------------------------------------------------------------------------------------------------------
                   PPC                   50%                75%                100%                125%                150%
-----------------------------------------------------------------------------------------------------------------------------------
 II-A-1  WAL                            1.63                1.22               1.00                0.85                0.74
         Payment Window                1 - 35              1 - 25             1 - 21              1 - 18              1 - 15
-----------------------------------------------------------------------------------------------------------------------------------
 II-A-2  WAL                            6.42                4.28               3.05                2.13                1.82
         Payment Window               35 - 177            25 - 118            21 - 86             18 - 36            15 - 30
-----------------------------------------------------------------------------------------------------------------------------------
 II-A-3  WAL                            18.33              12.43               9.04                6.75                2.58
         Payment Window               177 - 288          118 - 203           86 - 149            36 - 113            30 - 32
-----------------------------------------------------------------------------------------------------------------------------------
 II-A-4  WAL                            4.59                3.13               2.30                1.70                1.33
         Payment Window                1 - 288            1 - 203             1 - 149             1 - 113             1 - 32
-----------------------------------------------------------------------------------------------------------------------------------
  M-1    WAL                            8.62                5.80               4.78                5.19                5.29
         Payment Window               47 - 244            39 - 167           45 - 121             55 - 93            32 - 88
-----------------------------------------------------------------------------------------------------------------------------------
  M-2    WAL                            8.60                5.77               4.66                4.64                4.46
         Payment Window               47 - 236            38 - 161           43 - 117             50 - 89            49 - 70
-----------------------------------------------------------------------------------------------------------------------------------
  M-3    WAL                            8.58                5.75               4.59                4.37                3.97
         Payment Window               47 - 229            38 - 155           42 - 113             47 - 86            44 - 67
-----------------------------------------------------------------------------------------------------------------------------------
  M-4    WAL                            8.55                5.73               4.53                4.19                3.70
         Payment Window               47 - 221            38 - 149           41 - 109             44 - 83            41 - 65
-----------------------------------------------------------------------------------------------------------------------------------
  M-5    WAL                            8.51                5.70               4.47                4.05                3.52
         Payment Window               47 - 213            37 - 143           40 - 104             43 - 80            39 - 62
-----------------------------------------------------------------------------------------------------------------------------------
  M-6    WAL                            8.46                5.66               4.42                3.95                3.38
         Payment Window               47 - 204            37 - 137           39 - 100             41 - 76            37 - 59
-----------------------------------------------------------------------------------------------------------------------------------
  M-7    WAL                            8.40                5.61               4.38                3.86                3.28
         Payment Window               47 - 195            37 - 131            39 - 95             40 - 72            36 - 57
-----------------------------------------------------------------------------------------------------------------------------------
  M-8    WAL                            8.35                5.57               4.33                3.79                3.22
         Payment Window               47 - 185            37 - 124            38 - 90             40 - 69            35 - 54
-----------------------------------------------------------------------------------------------------------------------------------
  M-9    WAL                            8.29                5.54               4.29                3.76                3.16
         Payment Window               47 - 179            37 - 119            38 - 87             39 - 66            35 - 52
-----------------------------------------------------------------------------------------------------------------------------------
  M-10   WAL                            8.20                5.48               4.24                3.68                3.12
         Payment Window               47 - 173            37 - 115            38 - 84             39 - 64            34 - 50
-----------------------------------------------------------------------------------------------------------------------------------
  M-11   WAL                            8.06                5.38               4.17                3.60                3.03
         Payment Window               47 - 161            37 - 107            37 - 78             38 - 59            34 - 46
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


       Effective Maximum Interest Rate Table for the Group I Certificates
--------------------------------------------------------------------------------

-------------------------------------------      ----------------------------------------
  Period    Scenario   Scenario  Scenario        Period   Scenario   Scenario   Scenario
  ------    ---------  --------- ---------       ------   ---------  ---------  --------
             (1) (%)   (2) (%)    (3) (%)                  (1) (%)    (2) (%)   (3) (%)
             -------   -------    -------                  -------    -------   -------
-------------------------------------------      ----------------------------------------
    1         5.87       5.87       N/A            35       7.98        8.18     12.00
    2         6.06       6.06       N/A            36       8.02        8.74     12.00
    3         5.87       5.87       N/A            37       8.20        9.23     12.00
    4         6.06       6.06       N/A            38       8.47        9.54     12.00
    5         5.87       5.87       N/A            39       8.20        9.23     12.00
    6         5.87       5.87       N/A            40       8.47        9.55     12.00
    7         6.49       6.49       N/A            41       8.25        9.39     12.00
    8         5.87       5.87       N/A            42       8.50       10.20     12.00
    9         6.06       6.06       N/A            43       9.60       11.83     12.00
    10        5.87       5.87       N/A            44       8.67       10.68     12.00
    11        6.06       6.06       N/A            45       8.96       11.04     12.00
    12        5.87       5.87       N/A            46       8.67       10.69     12.00
    13        5.87       5.87       N/A            47       8.97       11.16     12.00
    14        6.06       6.06       N/A            48       8.68       11.44     12.00
    15        5.87       5.87       N/A            49       8.69       11.82     12.00
    16        6.06       6.06       N/A            50       8.98       12.21     12.21
    17        5.87       5.87       N/A            51       8.69       11.82     12.00
    18        5.87       5.87       N/A            52       8.98       12.21     12.21
    19        6.50       6.50       N/A            53       8.69       11.86     12.00
    20        5.87       5.87       N/A            54       8.69       12.13     12.13
    21        6.06       6.06       N/A            55       9.62       13.63     13.63
    22        5.88       5.88       N/A            56       8.69       12.31     12.31
    23        6.17       6.17       N/A            57       8.98       12.72     12.72
    24        6.50       6.50       N/A            58       8.69       12.31     12.31
    25        6.79       6.79       N/A            59       8.98       12.75     12.75
    26        7.01       7.01       N/A            60       8.69       12.52     12.52
    27        6.78       6.78       N/A            61       8.69       12.64     12.64
    28        7.01       7.01      12.00           62       8.98       13.06     13.06
    29        6.87       6.87      12.00           63       8.69       12.64     12.64
    30        7.34       7.40      12.00           64       8.98       13.06     13.06
    31        8.14       8.24      12.00           65       8.69       12.64     12.64
    32        7.63       7.72      12.00           66       8.69       12.64     12.64
    33        7.90       7.99      12.00           67       9.62       14.00     14.00
    34        7.66       7.76      12.00           68       8.69       12.64     12.64
-------------------------------------------      ----------------------------------------


1. Assumes one-month LIBOR remains constant at 3.32%, six-month LIBOR remains constant at 3.85% and the cashflows are run to the Optional Redemption at the pricing speed.

2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.

3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Caps are received as scheduled and applied. A denotation of N/A indicates that the interest rate instrument does not have a ceiling for months 1through 27.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

       Effective Maximum Interest Rate Table for the Group II Certificates
--------------------------------------------------------------------------------

-------------------------------------------      ----------------------------------------
  Period    Scenario   Scenario  Scenario        Period   Scenario   Scenario   Scenario
  ------    ---------  --------- ---------       ------   ---------  ---------  --------
             (1) (%)   (2) (%)    (3) (%)                  (1) (%)    (2) (%)   (3) (%)
             -------   -------    -------                  -------    -------   -------
-------------------------------------------      ----------------------------------------
    1         5.84       5.84       N/A            35       8.24        8.43     12.00
    2         6.03       6.03       N/A            36       8.23        9.02     12.00
    3         5.84       5.84       N/A            37       8.35        9.49     12.00
    4         6.03       6.03       N/A            38       8.63        9.81     12.00
    5         5.84       5.84       N/A            39       8.35        9.49     12.00
    6         5.84       5.84       N/A            40       8.64        9.82     12.00
    7         6.46       6.46       N/A            41       8.39        9.63     12.00
    8         5.84       5.84       N/A            42       8.59       10.48     12.00
    9         6.03       6.03       N/A            43       9.62       12.11     12.11
    10        5.84       5.84       N/A            44       8.69       10.94     12.00
    11        6.03       6.03       N/A            45       8.98       11.31     12.00
    12        5.84       5.84       N/A            46       8.69       10.95     12.00
    13        5.84       5.84       N/A            47       8.98       11.41     12.00
    14        6.03       6.03       N/A            48       8.72       11.68     12.00
    15        5.84       5.84       N/A            49       8.72       12.03     12.03
    16        6.03       6.03       N/A            50       9.01       12.43     12.43
    17        5.84       5.84       N/A            51       8.72       12.03     12.03
    18        5.84       5.84       N/A            52       9.01       12.43     12.43
    19        6.46       6.46       N/A            53       8.72       12.06     12.06
    20        5.84       5.84       N/A            54       8.72       12.27     12.27
    21        6.03       6.03       N/A            55       9.66       13.70     13.70
    22        5.85       5.85       N/A            56       8.72       12.38     12.38
    23        6.13       6.13       N/A            57       9.01       12.79     12.79
    24        6.55       6.55       N/A            58       8.72       12.38     12.38
    25        6.91       6.91       N/A            59       9.01       12.81     12.81
    26        7.13       7.13       N/A            60       8.72       12.54     12.54
    27        6.90       6.90       N/A            61       8.72       12.61     12.61
    28        7.13       7.14      12.00           62       9.01       13.03     13.03
    29        6.98       6.99      12.00           63       8.72       12.61     12.61
    30        7.55       7.61      12.00           64       9.01       13.03     13.03
    31        8.43       8.53      12.00           65       8.72       12.61     12.61
    32        7.90       7.99      12.00           66       8.72       12.61     12.61
    33        8.17       8.27      12.00           67       9.66       13.96     13.96
    34        7.93       8.03      12.00           68       8.72       12.61     12.61
-------------------------------------------      ----------------------------------------

1. Assumes one-month LIBOR remains constant at 3.32%, six-month LIBOR remains constant at 3.85% and the cashflows are run to the Optional Redemption at the pricing speed.

2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.

3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Caps are received as scheduled and applied. A denotation of N/A indicates that the interest rate instrument does not have a ceiling for months 1through 27.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

       Effective Maximum Interest Rate Table for the Class M Certificates
--------------------------------------------------------------------------------

-------------------------------------------      ----------------------------------------
  Period    Scenario   Scenario  Scenario        Period   Scenario   Scenario   Scenario
  ------    ---------  --------- ---------       ------   ---------  ---------  --------
             (1) (%)   (2) (%)    (3) (%)                  (1) (%)    (2) (%)   (3) (%)
             -------   -------    -------                  -------    -------   -------
-------------------------------------------      ----------------------------------------
    1         5.85       5.85       N/A            35       8.15        8.34     12.00
    2         6.04       6.04       N/A            36       8.15        8.92     12.00
    3         5.85       5.85       N/A            37       8.30        9.40     12.00
    4         6.04       6.04       N/A            38       8.57        9.71     12.00
    5         5.85       5.85       N/A            39       8.30        9.40     12.00
    6         5.85       5.85       N/A            40       8.58        9.73     12.01
    7         6.47       6.47       N/A            41       8.33        9.54     12.00
    8         5.85       5.85       N/A            42       8.56       10.38     12.01
    9         6.04       6.04       N/A            43       9.61       12.01     12.01
    10        5.85       5.85       N/A            44       8.68       10.85     12.00
    11        6.04       6.04       N/A            45       8.97       11.21     12.00
    12        5.85       5.85       N/A            46       8.68       10.86     12.00
    13        5.85       5.85       N/A            47       8.98       11.32     12.00
    14        6.04       6.04       N/A            48       8.71       11.59     12.00
    15        5.85       5.85       N/A            49       8.71       11.95     11.95
    16        6.04       6.04       N/A            50       9.00       12.35     12.35
    17        5.85       5.85       N/A            51       8.71       11.95     11.95
    18        5.85       5.85       N/A            52       9.00       12.35     12.35
    19        6.47       6.47       N/A            53       8.71       11.99     11.99
    20        5.85       5.85       N/A            54       8.71       12.22     12.22
    21        6.04       6.04       N/A            55       9.64       13.68     13.68
    22        5.86       5.86       N/A            56       8.71       12.35     12.35
    23        6.14       6.14       N/A            57       9.00       12.76     12.76
    24        6.53       6.53       N/A            58       8.71       12.36     12.36
    25        6.87       6.87       N/A            59       9.00       12.79     12.79
    26        7.08       7.09       N/A            60       8.71       12.53     12.53
    27        6.85       6.85       N/A            61       8.71       12.62     12.62
    28        7.09       7.09      12.00           62       9.00       13.04     13.04
    29        6.94       6.95      12.00           63       8.71       12.62     12.62
    30        7.47       7.53      11.99           64       9.00       13.04     13.04
    31        8.32       8.42      12.00           65       8.71       12.62     12.62
    32        7.80       7.89      12.00           66       8.71       12.62     12.62
    33        8.07       8.17      12.00           67       9.64       13.97     13.97
    34        7.83       7.93      12.00           68       8.71       12.62     12.62
-------------------------------------------      ----------------------------------------


1. Assumes one-month LIBOR remains constant at 3.32%, six-month LIBOR remains constant at 3.85% and the cashflows are run to the Optional Redemption at the pricing speed.

2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.

3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Caps are received as scheduled and applied. A denotation of N/A indicates that the interest rate instrument does not have a ceiling for months 1through 27.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

                           Interest Rate Cap Schedules
--------------------------------------------------------------------------------


----------------------------------     ------------------------------------------    -----------------------------------------------
                                           Aggregate Interest Rate Cap Schedule      Group I Certificates Interest Rate Cap Schedule

Period  Accrual Start  Accrual End     Cap Notional ($)  Cap Strike   Cap Ceiling       Cap Notional ($)  Cap Strike   Cap Ceiling
                                                                (%)         (%)                              (%)           (%)
----------------------------------     ------------------------------------------    -----------------------------------------------
     1      8/25/2005    9/25/2005       649,293,048.85        3.85%        N/A                   --          --            --
     2      9/25/2005   10/25/2005       645,501,679.58        3.85%        N/A                   --          --            --
     3     10/25/2005   11/25/2005       640,996,331.14        3.85%        N/A                   --          --            --
     4     11/25/2005   12/25/2005       635,570,031.77        3.85%        N/A                   --          --            --
     5     12/25/2005    1/25/2005       629,567,597.86        3.85%        N/A                   --          --            --
     6      1/25/2006    2/25/2006       622,910,634.56        3.85%        N/A                   --          --            --
     7      2/25/2006    3/25/2006       615,254,120.42        3.85%        N/A                   --          --            --
     8      3/25/2006    4/25/2006       606,614,469.59        3.85%        N/A                   --          --            --
     9      4/25/2006    5/25/2006       597,013,831.17        3.85%        N/A                   --          --            --
    10      5/25/2006    6/25/2006       586,488,862.88        3.85%        N/A                   --          --            --
    11      6/25/2006    7/25/2006       575,145,622.45        3.85%        N/A                   --          --            --
    12      7/25/2006    8/25/2006       563,534,763.62        3.85%        N/A                   --          --            --
    13      8/25/2006    9/25/2006       551,973,073.08        3.85%        N/A                   --          --            --
    14      9/25/2006   10/25/2006       540,555,093.30        3.85%        N/A                   --          --            --
    15     10/25/2006   11/25/2006       529,383,267.27        3.85%        N/A                   --          --            --
    16     11/25/2006   12/25/2006       518,451,977.26        3.85%        N/A                   --          --            --
    17     12/25/2006    1/25/2007       507,746,250.83        3.85%        N/A                   --          --            --
    18      1/25/2007    2/25/2007       497,134,366.66        3.85%        N/A                   --          --            --
    19      2/25/2007    3/25/2007       485,729,336.45        3.85%        N/A                   --          --            --
    20      3/25/2007    4/25/2007       468,100,793.00        3.85%        N/A                   --          --            --
    21      4/25/2007    5/25/2007       447,679,398.29        3.85%        N/A                   --          --            --
    22      5/25/2007    6/25/2007       427,270,804.80        3.85%        N/A                   --          --            --
    23      6/25/2007    7/25/2007       402,834,097.55        3.85%        N/A                   --          --            --
    24      7/25/2007    8/25/2007       378,403,428.99        3.85%        N/A                   --          --            --
    25      8/25/2007    9/25/2007       363,385,081.52        3.85%        N/A                   --          --            --
    26      9/25/2007   10/25/2007       353,230,032.84        3.85%        N/A                   --          --            --
    27     10/25/2007   11/25/2007       343,555,539.20        3.85%        N/A                   --          --            --
    28     11/25/2007   12/25/2007                 --          --           --           67,377,292.48        6.76%        11.75%
    29     12/25/2007    1/25/2008                 --          --           --           63,602,964.80        6.62%        11.75%
    30      1/25/2008    2/25/2008                 --          --           --           59,380,119.73        7.15%        11.75%
    31      2/25/2008    3/25/2008                 --          --           --           54,967,562.27        7.98%        11.75%
    32      3/25/2008    4/25/2008                 --          --           --           50,759,651.59        7.47%        11.75%
    33      4/25/2008    5/25/2008                 --          --           --           46,742,492.78        7.74%        11.75%
    34      5/25/2008    6/25/2008                 --          --           --           42,906,993.85        7.51%        11.75%
    35      6/25/2008    7/25/2008                 --          --           --           39,244,478.97        7.93%        11.75%
    36      7/25/2008    8/25/2008                 --          --           --           35,794,243.46        8.49%        11.75%
    37      8/25/2008    9/25/2008                 --          --           --           32,798,934.87        8.98%        11.75%
    38      9/25/2008   10/25/2008                 --          --           --           32,798,934.87        9.29%        11.75%
    39     10/25/2008   11/25/2008                 --          --           --           32,798,934.87        8.98%        11.75%
    40     11/25/2008   12/25/2008                 --          --           --           32,798,934.87        9.30%        11.75%
    41     12/25/2008    1/25/2009                 --          --           --           32,798,934.87        9.14%        11.75%
    42      1/25/2009    2/25/2009                 --          --           --           32,798,934.87        9.95%        11.75%
    43      2/25/2009    3/25/2009                 --          --           --           32,798,934.87       11.58%        11.75%
    44      3/25/2009    4/25/2009                 --          --           --           32,798,934.87       10.43%        11.75%
    45      4/25/2009    5/25/2009                 --          --           --           32,798,934.87       10.79%        11.75%
    46      5/25/2009    6/25/2009                 --          --           --           32,798,934.87       10.44%        11.75%
    47      6/25/2009    7/25/2009                 --          --           --           32,798,934.87       10.91%        11.75%
    48      7/25/2009    8/25/2009                 --          --           --           32,206,935.15       11.18%        11.75%
    49      8/25/2009    9/25/2009                 --          --           --           31,063,007.08       11.57%        11.75%
    50      9/25/2009   10/25/2009                 --          --           --           29,960,225.67       11.96%        11.75%
    51     10/25/2009   11/25/2009                 --          --           --           28,896,516.19       11.57%        11.75%
    52     11/25/2009   12/25/2009                 --          --           --           27,870,496.25       11.96%        11.75%
    53     12/25/2009    1/25/2010                 --          --           --           26,880,832.33       11.61%        11.75%
    54           --           --                   --          --           --                    --          --            --
----------------------------------     ------------------------------------------    -----------------------------------------------

The Accrual Period for the Interest Rate Caps starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Caps is two business days prior to the end of each accrual period.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

                       Interest Rate Cap Schedules (Cont.)
--------------------------------------------------------------------------------

----------------------------------      --------------------------------------------      ------------------------------------------
                                                   Group II Certificates                              Class M Certificates
                                                 Interest Rate Cap Schedule                        Interest Rate Cap Schedule

Period  Accrual Start  Accrual End      Cap Notional ($)  Cap Strike     Cap Ceiling      Cap Notional ($)  Cap Strike   Cap Ceiling
                                                              (%)            (%)                                (%)           (%)
----------------------------------      --------------------------------------------      ------------------------------------------
     1      8/25/2005    9/25/2005                  --          --             --                     --          --           --
     2      9/25/2005   10/25/2005                  --          --             --                     --          --           --
     3     10/25/2005   11/25/2005                  --          --             --                     --          --           --
     4     11/25/2005   12/25/2005                  --          --             --                     --          --           --
     5     12/25/2005    1/25/2005                  --          --             --                     --          --           --
     6      1/25/2006    2/25/2006                  --          --             --                     --          --           --
     7      2/25/2006    3/25/2006                  --          --             --                     --          --           --
     8      3/25/2006    4/25/2006                  --          --             --                     --          --           --
     9      4/25/2006    5/25/2006                  --          --             --                     --          --           --
    10      5/25/2006    6/25/2006                  --          --             --                     --          --           --
    11      6/25/2006    7/25/2006                  --          --             --                     --          --           --
    12      7/25/2006    8/25/2006                  --          --             --                     --          --           --
    13      8/25/2006    9/25/2006                  --          --             --                     --          --           --
    14      9/25/2006   10/25/2006                  --          --             --                     --          --           --
    15     10/25/2006   11/25/2006                  --          --             --                     --          --           --
    16     11/25/2006   12/25/2006                  --          --             --                     --          --           --
    17     12/25/2006    1/25/2007                  --          --             --                     --          --           --
    18      1/25/2007    2/25/2007                  --          --             --                     --          --           --
    19      2/25/2007    3/25/2007                  --          --             --                     --          --           --
    20      3/25/2007    4/25/2007                  --          --             --                     --          --           --
    21      4/25/2007    5/25/2007                  --          --             --                     --          --           --
    22      5/25/2007    6/25/2007                  --          --             --                     --          --           --
    23      6/25/2007    7/25/2007                  --          --             --                     --          --           --
    24      7/25/2007    8/25/2007                  --          --             --                     --          --           --
    25      8/25/2007    9/25/2007                  --          --             --                     --          --           --
    26      9/25/2007   10/25/2007                  --          --             --                     --          --           --
    27     10/25/2007   11/25/2007                  --          --             --                     --          --           --
    28     11/25/2007   12/25/2007        113,557,088.76        6.89%         11.75%        114,276,048.85        5.75%       10.66%
    29     12/25/2007    1/25/2008        107,044,007.96        6.74%         11.75%        114,276,048.85        5.61%       10.66%
    30      1/25/2008    2/25/2008         99,967,825.15        7.36%         11.75%        114,276,048.85        6.20%       10.66%
    31      2/25/2008    3/25/2008         92,821,779.82        8.28%         11.75%        114,276,048.85        7.08%       10.66%
    32      3/25/2008    4/25/2008         85,990,505.59        7.74%         11.75%        114,276,048.85        6.55%       10.66%
    33      4/25/2008    5/25/2008         79,452,456.29        8.02%         11.75%        114,276,048.85        6.83%       10.66%
    34      5/25/2008    6/25/2008         73,193,844.27        7.78%         11.75%        114,276,048.85        6.59%       10.66%
    35      6/25/2008    7/25/2008         67,212,291.85        8.18%         11.75%        114,276,048.85        7.00%       10.66%
    36      7/25/2008    8/25/2008         61,537,173.95        8.77%         11.75%        114,276,048.85        7.58%       10.66%
    37      8/25/2008    9/25/2008         56,516,589.49        9.24%         11.75%        114,276,048.85        8.06%       10.66%
    38      9/25/2008   10/25/2008         56,516,589.49        9.56%         11.75%        106,959,699.61        8.49%       10.78%
    39     10/25/2008   11/25/2008         56,516,589.49        9.24%         11.75%         99,902,831.86        8.26%       10.86%
    40     11/25/2008   12/25/2008         56,516,589.49        9.57%         11.75%         93,096,247.90        8.61%       10.89%
    41     12/25/2008    1/25/2009         56,516,589.49        9.38%         11.75%         86,531,268.45        8.41%       10.87%
    42      1/25/2009    2/25/2009         56,516,589.49       10.23%         11.75%         80,200,475.34        9.23%       10.86%
    43      2/25/2009    3/25/2009         56,516,589.49       11.86%         11.75%         74,101,501.07       10.85%       10.84%
    44      3/25/2009    4/25/2009         56,516,589.49       10.69%         11.75%         68,223,244.61        9.66%       10.81%
    45      4/25/2009    5/25/2009         56,516,589.49       11.06%         11.75%         62,552,859.58        9.99%       10.78%
    46      5/25/2009    6/25/2009         56,516,589.49       10.70%         11.75%         57,082,982.81        9.60%       10.74%
    47      6/25/2009    7/25/2009         56,516,589.49       11.16%         11.75%         51,806,608.67       10.02%       10.70%
    48      7/25/2009    8/25/2009         55,603,081.64       11.43%         11.75%         48,222,958.52       10.26%       10.67%
    49      8/25/2009    9/25/2009                  --          --             --                     --          --           --
    50      9/25/2009   10/25/2009                  --          --             --                     --          --           --
    51     10/25/2009   11/25/2009                  --          --             --                     --          --           --
    52     11/25/2009   12/25/2009                  --          --             --                     --          --           --
    53     12/25/2009    1/25/2010                  --          --             --                     --          --           --
    54           --           --                    --          --             --                     --          --           --
----------------------------------      --------------------------------------------        ----------------------------------------

The Accrual Period for the Interest Rate Caps starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Caps is two business days prior to the end of each accrual period.


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Collateral Summary
--------------------------------------------------------------------------------

     Statistics for the Mortgage Loans listed below are based on the Sample
                    Pool Calculation Date scheduled balances.

    Aggregate Principal Balance:                                 $649,293,049

    Number of Mortgage Loans:                                           2,424

    Average Principal Balance:                                       $267,860

    Weighted Average Current Mortgage Rate:                            6.551%

    Weighted Average Net Mortgage Rate:                                6.041%

    Weighted Average Credit Score:                                        663

    Weighted Average Original LTV:                                     80.93%

    Weighted Average Stated Remaining Term:                        358 months

    Weighted Average Stated Original Term:                         360 months

    Weighted Average Months to Roll:                                27 months

    Weighted Average Margin:                                           5.660%

    Weighted Average Initial Rate Cap:                                 1.500%

    Weighted Average Periodic Rate Cap:                                1.500%

    Weighted Average Maximum Rate:                                    13.551%

    Weighted Average Minimum Rate:                                     6.551%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY PRODUCT TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
             Product Type             Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM 2 Year Interest Only           1,316   366,992,985              56.52           278,870      6.567      80.92          668
2/28 ARM 5 Year Interest Only             407   103,707,684              15.97           254,810      6.625      80.03          643
3/27 ARM 3 Year Interest Only             257    66,403,434              10.23           258,379      6.518      81.59          660
3/27 ARM 5  Year Interest Only            444   112,188,945              17.28           252,678      6.450      81.43          666
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY GROSS MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Range of Gross Mortgage Rates (%)     Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                               2       668,000               0.10           334,000      4.990      66.46          673
5.000 - 5.499                              83    28,021,255               4.32           337,605      5.313      77.69          676
5.500 - 5.999                             449   133,776,182              20.60           297,942      5.794      79.08          669
6.000 - 6.499                             543   146,136,490              22.51           269,128      6.247      80.25          665
6.500 - 6.999                             716   195,740,905              30.15           273,381      6.735      81.17          663
7.000 - 7.499                             317    73,501,638              11.32           231,866      7.214      82.92          655
7.500 - 7.999                             215    50,531,362               7.78           235,030      7.712      83.58          654
8.000 - 8.499                              63    14,401,502               2.22           228,595      8.234      86.57          654
8.500 - 8.999                              33     5,900,006               0.91           178,788      8.635      86.82          617
9.000 - 9.499                               3       615,710               0.09           205,237      9.274      91.21          604
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663

Weighted Average Current Rate (%)       6.551
Minimum Current Rate (%)                4.990
Maximum Current Rate (%)                9.400
Standard Deviation (%)                  0.730
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
Range of Sample Pool Calculation    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Date Principal Balances ($)         Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 0.01 - 50,000.00                           3       146,789               0.02            48,930      6.647      47.63          631
 50,000.01 - 100,000.00                   112     9,572,452               1.47            85,468      7.026      78.88          644
 100,000.01 - 150,000.00                  390    49,965,521               7.70           128,117      6.785      80.17          648
 150,000.01 - 200,000.00                  369    64,663,095               9.96           175,239      6.748      79.97          649
 200,000.01 - 250,000.00                  351    79,231,762              12.20           225,732      6.653      79.68          656
 250,000.01 - 300,000.00                  359    98,446,101              15.16           274,223      6.462      80.51          660
 300,000.01 - 350,000.00                  241    78,196,811              12.04           324,468      6.488      81.58          664
 350,000.01 - 400,000.00                  223    83,697,969              12.89           375,327      6.517      81.28          666
 400,000.01 - 450,000.00                  145    61,619,965               9.49           424,965      6.418      80.91          672
 450,000.01 - 500,000.00                  105    50,149,642               7.72           477,616      6.380      82.78          675
 500,000.01 - 550,000.00                   49    25,758,746               3.97           525,689      6.488      81.77          682
 550,000.01 - 600,000.00                   43    24,734,221               3.81           575,214      6.443      83.87          678
 600,000.01 - 650,000.00                   16    10,002,070               1.54           625,129      6.536      82.81          690
 650,000.01 - 700,000.00                    5     3,346,804               0.52           669,361      6.205      82.74          692
 700,000.01 - 750,000.00                   10     7,266,600               1.12           726,660      6.871      78.75          678
 750,000.01 - 800,000.00                    2     1,552,000               0.24           776,000      6.480      85.10          671
 800,000.01 >=                              1       942,500               0.15           942,500      6.300      65.00          588
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                 2,424   649,293,049             100.00%          267,860      6.551      80.93          663

 Average Current Balance ($)          267,860
 Minimum Current Balance ($)           46,789
 Maximum Current Balance ($)          942,500
 Standard Deviation ($)               129,420
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------

                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

                                                               % of Mortgage
                                                                  Pool by                          Weighted
                                                 Aggregate       Aggregate                         Average    Weighted
                                    Number of    Original        Original         Avg. Original     Gross     Average     Weighted
  Range of Original                 Mortgage     Principal       Principal          Principal      Interest   Original    Average
Principal Balances ($)                Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 0.01 - 50,000.00                           3       146,789               0.02            48,930      6.647      47.63          631
 50,000.01 - 100,000.00                   112     9,572,452               1.47            85,468      7.026      78.88          644
 100,000.01 - 150,000.00                  390    49,965,521               7.70           128,117      6.785      80.17          648
 150,000.01 - 200,000.00                  369    64,663,095               9.96           175,239      6.748      79.97          649
 200,000.01 - 250,000.00                  351    79,231,762              12.20           225,732      6.653      79.68          656
 250,000.01 - 300,000.00                  359    98,446,101              15.16           274,223      6.462      80.51          660
 300,000.01 - 350,000.00                  241    78,196,811              12.04           324,468      6.488      81.58          664
 350,000.01 - 400,000.00                  223    83,697,969              12.89           375,327      6.517      81.28          666
 400,000.01 - 450,000.00                  146    62,069,965               9.56           425,137      6.423      80.90          672
 450,000.01 - 500,000.00                  104    49,699,642               7.65           477,881      6.373      82.81          675
 500,000.01 - 550,000.00                   49    25,758,746               3.97           525,689      6.488      81.77          682
 550,000.01 - 600,000.00                   43    24,734,221               3.81           575,214      6.443      83.87          678
 600,000.01 - 650,000.00                   16    10,002,070               1.54           625,129      6.536      82.81          690
 650,000.01 - 700,000.00                    5     3,346,804               0.52           669,361      6.205      82.74          692
 700,000.01 - 750,000.00                   10     7,266,600               1.12           726,660      6.871      78.75          678
 750,000.01 - 800,000.00                    2     1,552,000               0.24           776,000      6.480      85.10          671
 800,000.01 >=                              1       942,500               0.15           942,500      6.300      65.00          588
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                 2,424   649,293,049             100.00%          267,860      6.551      80.93          663

 Average Orig Balance ($)             267,880
 Minimum Orig Balance ($)              50,000
 Maximum Orig Balance ($)             942,500
 Standard Deviation Orig Balance ($)  129,420
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY CREDIT GRADE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
     Credit Grade                     Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
AA                                      2,265   607,215,450              93.52           268,086      6.547      81.16          665
A+                                        120    32,563,219               5.02           271,360      6.609      79.42          637
A-                                         38     9,467,591               1.46           249,147      6.617      71.93          633
C                                           1        46,789               0.01            46,789      6.800      53.76          678
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY REMAINING TERM TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
Range of Stated Remaining Terms     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
           (months)                   Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 349 - 360                              2,424   649,293,049             100.00           267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                 2,424   649,293,049             100.00%          267,860      6.551      80.93          663

 Weighted Average Remaining Term          358
 Minimum Remaining Term                   353
 Maximum Remaining Term                   359
 Standard Deviation Remaining Term          1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY ORIGINAL TERM TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Stated Original Term (months)        Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
360                                     2,424   649,293,049             100.00           267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663

Weighted Average Original Term            360
Minimum Original Term                     360
Maximum Original Term                     360
Standard Deviation Original Term            0

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
Range of Original LTV Ratios        Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
             (%)                      Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                    4       499,919               0.08           124,980      6.625      27.99          608
30.01 - 35.00                               2       324,900               0.05           162,450      6.839      33.44          624
35.01 - 40.00                               5       945,844               0.15           189,169      6.370      38.32          634
40.01 - 45.00                               8     1,629,210               0.25           203,651      6.454      43.32          624
45.01 - 50.00                               9     1,839,991               0.28           204,443      6.516      46.50          614
50.01 - 55.00                              11     2,695,695               0.42           245,063      6.269      52.66          628
55.01 - 60.00                              21     5,556,192               0.86           264,581      6.002      58.08          627
60.01 - 65.00                              38    10,362,090               1.60           272,687      6.170      62.97          638
65.01 - 70.00                              55    14,901,852               2.30           270,943      6.136      68.47          650
70.01 - 75.00                              93    26,385,414               4.06           283,714      6.230      73.66          649
75.01 - 80.00                           1,593   410,308,878              63.19           257,570      6.494      79.89          669
80.01 - 85.00                             165    49,303,807               7.59           298,811      6.535      84.26          655
85.01 - 90.00                             318    94,550,134              14.56           297,327      6.856      89.65          655
90.01 - 95.00                             102    29,989,120               4.62           294,011      7.152      94.71          656
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663

Weighted Average LTV (%)                80.93
Minimum LTV (%)                         22.64
Maximum LTV (%)                         95.00
Standard Deviation LTV (%)               7.63
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY GROSS MARGIN
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Range of Gross Margins (%)           Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 2.000 - 2.249                              2     1,206,000               0.19           603,000      6.737      84.99          636
 2.750 - 2.999                              1       144,292               0.02           144,292      7.600      80.00          701
 3.000 - 3.249                              2       375,115               0.06           187,558      6.384      80.00          662
 3.250 - 3.499                              1        83,520               0.01            83,520      7.350      80.00          699
 3.750 - 3.999                              6     1,262,179               0.19           210,363      6.445      78.95          650
 5.000 - 5.249                             27     7,363,822               1.13           272,734      6.425      77.76          661
 5.250 - 5.499                             22     5,317,300               0.82           241,695      6.374      82.35          660
 5.500 - 5.749                          1,280   315,600,364              48.61           246,563      6.351      81.18          651
 5.750 - 5.999                          1,018   300,174,933              46.23           294,867      6.745      80.86          677
 6.000 - 6.249                             48    12,983,012               2.00           270,479      7.009      81.53          651
 6.250 - 6.499                             14     3,975,012               0.61           283,929      6.811      69.17          670
 6.500 - 6.749                              1       446,200               0.07           446,200      6.600      79.99          679
 6.750 - 6.999                              1        99,600               0.02            99,600      6.000      80.00          603
 7.250 - 7.499                              1       261,699               0.04           261,699      5.950      73.80          748
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                 2,424   649,293,049             100.00%          267,860      6.551      80.93          663

 Weighted Average Margin (%)            5.660
 Minimum Margin (%)                     2.000
 Maximum Margin (%)                     7.250
 Standard Deviation Margin (%)          0.244
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY MINIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
Range of Minimum Mortgage Rates     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
              (%)                     Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 4.500 - 4.999                              2       668,000               0.10           334,000      4.990      66.46          673
 5.000 - 5.499                             83    28,021,255               4.32           337,605      5.313      77.69          676
 5.500 - 5.999                            449   133,776,182              20.60           297,942      5.794      79.08          669
 6.000 - 6.499                            543   146,136,490              22.51           269,128      6.247      80.25          665
 6.500 - 6.999                            716   195,740,905              30.15           273,381      6.735      81.17          663
 7.000 - 7.499                            317    73,501,638              11.32           231,866      7.214      82.92          655
 7.500 - 7.999                            215    50,531,362               7.78           235,030      7.712      83.58          654
 8.000 - 8.499                             63    14,401,502               2.22           228,595      8.234      86.57          654
 8.500 - 8.999                             33     5,900,006               0.91           178,788      8.635      86.82          617
 9.000 - 9.499                              3       615,710               0.09           205,237      9.274      91.21          604
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                 2,424   649,293,049             100.00%          267,860      6.551      80.93          663

 Weighted Average Minimum Rate (%)      6.551
 Minimum Minimum Rate (%)               4.990
 Maximum Minimum Rate (%)               9.400
 Standard Deviation (%)                 0.730
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY MAXIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
  Range of Maximum Mortgage         Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
           Rates (%)                  Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                             2       668,000               0.10           334,000      4.990      66.46          673
12.000 - 12.499                            83    28,021,255               4.32           337,605      5.313      77.69          676
12.500 - 12.999                           449   133,776,182              20.60           297,942      5.794      79.08          669
13.000 - 13.499                           543   146,136,490              22.51           269,128      6.247      80.25          665
13.500 >=                               1,347   340,691,122              52.47           252,926      7.084      82.25          659
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663

 Weighted Average Maximum Rate (%)      13.551
 Minimum Maximum Rate (%)               11.990
 Maximum Maximum Rate (%)               16.400
 Standard Deviation (%)                  0.730
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY INITIAL PERIODIC CAP
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Initial Periodic Cap (%)            Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
1.500                                   2,424   649,293,049             100.00           267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663

 Weighted Average Initial Cap (%)       1.500
 Minimum Initial Cap (%)                1.500
 Maximum Initial Cap (%)                1.500
 Standard Deviation (%)                 0.000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY SUBSEQUENT PERIODIC CAP
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Subsequent Periodic Cap (%)         Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
1.500                                   2,424   649,293,049             100.00           267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663

 Weighted Average Periodic Cap (%)      1.500
 Minimum Periodic Cap (%)               1.500
 Maximum Periodic Cap (%)               1.500
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Next Rate Adjustment Dates          Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
February 2007                               2       327,444               0.05           163,722      6.470      80.00          594
March 2007                                 20     5,112,795               0.79           255,640      6.733      82.04          658
April 2007                                165    43,047,446               6.63           260,894      6.383      80.32          635
May 2007                                  980   272,673,969              42.00           278,239      6.589      80.78          665
June 2007                                 556   149,539,016              23.03           268,955      6.615      80.68          668
December 2007                               1       134,379               0.02           134,379      5.900      80.00          707
March 2008                                  7     1,916,500               0.30           273,786      6.543      84.88          676
April 2008                                 63    16,018,881               2.47           254,268      6.329      80.39          675
May 2008                                  392   104,197,894              16.05           265,811      6.463      81.09          664
June 2008                                 238    56,324,726               8.67           236,659      6.539      82.44          660
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663

Weighted Average Next Rate Adjustment Date      August 2007
Minimum Next Rate Adjustment Date               February 2007
Maximum Next Rate Adjustment Date               June 2008
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        DISTRIBUTION BY STATE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
Geographic Distribution of          Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
   Mortgaged Properties               Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
California                              1,120   375,813,019              57.88           335,547      6.418      80.57          669
Florida                                   204    38,848,419               5.98           190,433      6.748      81.49          649
Nevada                                    102    24,320,839               3.75           238,440      6.781      81.32          650
Arizona                                   122    22,571,825               3.48           185,015      6.734      81.17          659
New York                                   51    17,867,068               2.75           350,335      6.415      80.95          672
Washington                                 83    17,097,996               2.63           206,000      6.567      82.10          656
Illinois                                   63    14,733,602               2.27           233,867      6.711      83.20          669
Colorado                                   78    14,477,284               2.23           185,606      6.594      81.53          649
New Jersey                                 53    14,475,060               2.23           273,114      6.561      80.29          655
Maryland                                   46    10,875,425               1.67           236,422      6.928      83.60          635
Massachusetts                              36    10,561,280               1.63           293,369      6.359      76.91          659
Virginia                                   37    10,209,445               1.57           275,931      6.998      80.61          650
Oregon                                     46     8,624,415               1.33           187,487      6.576      82.11          656
Minnesota                                  44     8,277,001               1.27           188,114      6.833      82.06          648
Hawaii                                     25     8,113,674               1.25           324,547      6.280      82.38          703
Other                                     314    52,426,696               8.07           166,964      7.024      81.58          646
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663


------------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY OCCUPANCY TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Occupancy                           Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                 2,416   647,398,657              99.71           267,963      6.551      80.93          663
Second Home                                 7     1,478,392               0.23           211,199      6.989      82.64          718
Investment                                  1       416,000               0.06           416,000      5.950      80.00          642
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Property Type                       Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 1,718   467,844,002              72.05           272,319      6.544      80.81          661
Planned Unit Development                  345    84,338,298              12.99           244,459      6.671      81.29          656
Condo                                     254    57,923,981               8.92           228,047      6.425      81.25          671
2-4 Family                                107    39,186,768               6.04           366,231      6.567      81.20          685
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY LOAN PURPOSE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Loan Purpose                         Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                1,451   383,874,139              59.12           264,558      6.581      81.10          674
Refinance - Cashout                       766   216,936,413              33.41           283,207      6.528      80.73          644
Refinance - Rate Term                     207    48,482,497               7.47           234,215      6.423      80.49          657
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Documentation Type                  Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      1,280   315,423,411              48.58           246,425      6.270      81.13          647
Stated Documentation                    1,101   321,150,221              49.46           291,690      6.827      80.76          680
Limited Documentation                      43    12,719,417               1.96           295,800      6.551      80.34          653
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------



                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

                                                 Aggregate     % of Mortgage
                                                  Sample          Pool by
                                                   Pool          Aggregate         Avg. Sample     Weighted
                                                Calculation     Sample Pool            Pool        Average    Weighted
                                    Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Range of Credit Scores                Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                                  34     7,913,769               1.22           232,758      6.935      80.22          567
575 - 599                                 213    45,713,827               7.04           214,619      6.687      78.50          589
600 - 624                                 383    91,071,948              14.03           237,786      6.643      80.05          613
625 - 649                                 492   127,925,992              19.70           260,012      6.603      81.02          637
650 - 674                                 497   135,066,874              20.80           271,764      6.605      81.76          662
675 - 699                                 311    91,143,530              14.04           293,066      6.461      81.20          686
700 - 724                                 252    72,880,257              11.22           289,207      6.356      82.08          711
725 - 749                                 138    43,949,505               6.77           318,475      6.439      80.65          735
750 - 774                                  79    24,625,578               3.79           311,716      6.442      80.38          760
775 - 799                                  24     8,636,169               1.33           359,840      6.420      80.02          784
800 +                                       1       365,600               0.06           365,600      5.990      80.00          802
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,424   649,293,049             100.00%          267,860      6.551      80.93          663

Weighted Average FICO                     663
Minimum FICO                              559
Maximum FICO                              802
Standard Deviation FICO                    47
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Prepayment Penalty Term (months)     Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
0                                          420   109,991,413              16.94           261,884      6.942      81.09          663
12                                          67    21,702,766               3.34           323,922      6.859      81.48          667
24                                       1,434   393,991,926              60.68           274,750      6.474      80.69          663
36                                         503   123,606,944              19.04           245,739      6.397      81.48          663
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,424   649,293,049             100.00%          267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTION BY LIEN TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Lien Position                        Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                 2,424   649,293,049             100.00           267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,424   649,293,049             100.00%          267,860      6.551      80.93          663
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------



                           The Group I Mortgage Loans
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

   Statistics for the Mortgage Loans listed below are based on the Sample Pool
                      Calculation Date scheduled balances.

       Aggregate Principal Balance:                  $237,861,166

       Number of Mortgage Loans:                            1,198

       Average Principal Balance:                        $198,549

       Weighted Average Current Mortgage Rate:              6.571%

       Weighted Average Net Mortgage Rate:                  6.061%

       Weighted Average Credit Score:                         647

       Weighted Average  Original LTV:                      80.26%

       Weighted Average Stated Remaining Term:         358 months

       Weighted Average Stated Original Term:          360 months

       Weighted Average Months to Roll:                 27 months

       Weighted Average Margin:                             5.635%

       Weighted Average Initial Rate Cap:                   1.500%

       Weighted Average Periodic Rate Cap:                  1.500%

       Weighted Average Maximum Rate:                      13.571%

       Weighted Average Minimum Rate:                       6.571%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY PRODUCT TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Product Type                          Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM 2 Year Interest Only              581   116,310,205              48.90           200,190      6.575      79.55          649
2/28 ARM 5 Year Interest Only              216    41,222,152              17.33           190,843      6.678      80.24          630
3/27 ARM 3 Year Interest Only              150    31,583,369              13.28           210,556      6.554      81.25          654
3/27 ARM 5 Year Interest Only              251    48,745,441              20.49           194,205      6.483      81.31          654
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY GROSS MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Range of Gross Mortgage Rates (%)     Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                1       298,000               0.13           298,000      4.990      80.00          719
5.000 - 5.499                               34     8,236,345               3.46           242,245      5.314      74.36          654
5.500 - 5.999                              222    51,723,389              21.75           232,988      5.786      77.36          656
6.000 - 6.499                              273    53,051,999              22.30           194,330      6.247      79.60          652
6.500 - 6.999                              331    65,642,367              27.60           198,315      6.741      80.41          648
7.000 - 7.499                              174    30,876,366              12.98           177,450      7.227      83.23          639
7.500 - 7.999                              115    20,973,741               8.82           182,380      7.720      84.39          631
8.000 - 8.499                               27     4,143,121               1.74           153,449      8.234      85.19          632
8.500 - 8.999                               19     2,597,039               1.09           136,686      8.676      88.09          604
9.000 - 9.499                                2       318,800               0.13           159,400      9.156      92.34          596
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647

Weighted Average Current Rate (%)        6.571
Minimum Current Rate (%)                 4.990
Maximum Current Rate (%)                 9.300
Standard Deviation (%)                   0.739
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
  Range of Cut-off Date Principal    Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
            Balances ($)               Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 0.01 - 50,000.00                            3       146,789               0.06            48,930      6.647      47.63          631
 50,000.01 - 100,000.00                    100     8,502,256               3.57            85,023      7.038      78.75          642
 100,000.01 - 150,000.00                   303    38,469,501              16.17           126,962      6.741      80.22          642
 150,000.01 - 200,000.00                   249    43,638,081              18.35           175,253      6.674      79.52          647
 200,000.01 - 250,000.00                   212    47,772,107              20.08           225,340      6.617      79.27          647
 250,000.01 - 300,000.00                   196    53,642,965              22.55           273,689      6.352      80.30          648
 300,000.01 - 350,000.00                   105    33,878,018              14.24           322,648      6.462      82.60          650
 350,000.01 - 400,000.00                    21     7,696,949               3.24           366,521      6.521      81.29          659
 400,000.01 - 450,000.00                     7     3,013,000               1.27           430,429      6.253      80.66          664
 450,000.01 - 500,000.00                     1       481,500               0.20           481,500      6.850      90.00          653
 600,000.01 - 650,000.00                     1       620,000               0.26           620,000      5.800      84.93          706
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,198   237,861,166             100.00%          198,549      6.571      80.26          647

 Average Current Balance ($)           198,549
 Minimum Current Balance ($)            46,789
 Maximum Current Balance ($)           620,000
 Standard Deviation Current
 Balance ($)                            78,569
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

                                                                % of Mortgage
                                                                   Pool by                          Weighted
                                                  Aggregate       Aggregate                         Average    Weighted
                                     Number of    Original        Original         Avg. Original     Gross     Average     Weighted
Range of Original Principal          Mortgage     Principal       Principal          Principal      Interest   Original    Average
        Balances ($)                   Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                             3       146,789               0.06            48,930      6.647      47.63          631
50,000.01 - 100,000.00                     100     8,502,256               3.57            85,023      7.038      78.75          642
100,000.01 - 150,000.00                    303    38,469,501              16.17           126,962      6.741      80.22          642
150,000.01 - 200,000.00                    249    43,638,081              18.35           175,253      6.674      79.52          647
200,000.01 - 250,000.00                    212    47,772,107              20.08           225,340      6.617      79.27          647
250,000.01 - 300,000.00                    196    53,642,965              22.55           273,689      6.352      80.30          648
300,000.01 - 350,000.00                    105    33,878,018              14.24           322,648      6.462      82.60          650
350,000.01 - 400,000.00                     21     7,696,949               3.24           366,521      6.521      81.29          659
400,000.01 - 450,000.00                      7     3,013,000               1.27           430,429      6.253      80.66          664
450,000.01 - 500,000.00                      1       481,500               0.20           481,500      6.850      90.00          653
600,000.01 - 650,000.00                      1       620,000               0.26           620,000      5.800      84.93          706
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647

Average Orig Balance ($)               198,574
Minimum Orig Balance ($)                50,000
Maximum Orig Balance ($)               620,000
Standard Deviation Orig Balance ($)     78,571
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY CREDIT GRADE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Credit Grade                          Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
AA                                       1,085   213,686,699              89.84           196,946      6.578      80.81          649
A+                                          83    18,001,742               7.57           216,888      6.477      77.43          631
A-                                          29     6,125,936               2.58           211,239      6.617      69.64          628
C                                            1        46,789               0.02            46,789      6.800      53.76          678
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY REMAINING TERM TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
 Range of Stated Remaining Terms     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
            (months)                   Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 349 - 360                               1,198   237,861,166             100.00           198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,198   237,861,166             100.00%          198,549      6.571      80.26          647

 Weighted Average Remaining Term           358
 Minimum Remaining Term                    353
 Maximum Remaining Term                    359
 Standard Deviation Remaining Term           1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY ORIGINAL TERM TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Stated Original Term (months)         Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 360                                     1,198   237,861,166             100.00           198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------
 Weighted Average Original Term            360
 Minimum Original Term                     360
 Maximum Original Term                     360
 Standard Deviation Original Term            0
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Range of Original LTV Ratios (%)       Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 <= 30.00                                    4       499,919               0.21           124,980      6.625      27.99          608
 30.01 - 35.00                               2       324,900               0.14           162,450      6.839      33.44          624
 35.01 - 40.00                               5       945,844               0.40           189,169      6.370      38.32          634
 40.01 - 45.00                               7     1,261,210               0.53           180,173      6.542      43.02          632
 45.01 - 50.00                               7     1,285,992               0.54           183,713      6.475      46.80          617
 50.01 - 55.00                               9     1,580,695               0.66           175,633      6.291      52.77          638
 55.01 - 60.00                              17     4,012,192               1.69           236,011      6.161      58.34          634
 60.01 - 65.00                              34     7,886,590               3.32           231,959      6.129      62.67          634
 65.01 - 70.00                              41     9,134,552               3.84           222,794      6.272      68.06          635
 70.01 - 75.00                              64    14,257,044               5.99           222,766      6.238      73.61          644
 75.01 - 80.00                             649   116,018,967              48.78           178,766      6.493      79.74          652
 80.01 - 85.00                             100    22,207,468               9.34           222,075      6.536      84.24          644
 85.01 - 90.00                             194    43,755,592              18.40           225,544      6.933      89.53          647
 90.01 - 95.00                              65    14,690,201               6.18           226,003      7.070      94.79          649
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,198   237,861,166             100.00%          198,549      6.571      80.26          647

 Weighted Average LTV (%)                80.26
 Minimum LTV (%)                         22.64
 Maximum LTV (%)                         95.00
 Standard Deviation LTV (%)               9.56
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY GROSS MARGIN
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Range of Gross Margins (%)           Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.249                                1       191,115               0.08           191,115      5.550      80.00          739
3.750 - 3.999                                5     1,088,339               0.46           217,668      6.358      78.78          638
5.000 - 5.249                               13     2,815,460               1.18           216,574      6.388      75.66          653
5.250 - 5.499                               12     1,886,407               0.79           157,201      6.651      81.87          640
5.500 - 5.749                              753   143,498,950              60.33           190,570      6.432      80.80          641
5.750 - 5.999                              375    80,510,321              33.85           214,694      6.807      79.91          658
6.000 - 6.249                               27     5,081,349               2.14           188,198      6.896      80.60          631
6.250 - 6.499                               10     2,427,927               1.02           242,793      6.750      64.28          670
6.750 - 6.999                                1        99,600               0.04            99,600      6.000      80.00          603
7.250 - 7.499                                1       261,699               0.11           261,699      5.950      73.80          748
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647

Weighted Average Margin (%)              5.635
Minimum Margin (%)                       3.210
Maximum Margin (%)                       7.250
Standard Deviation Margin (%)            0.222
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY MINIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Range of Minimum Mortgage Rates (%)    Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 4.500 - 4.999                               1       298,000               0.13           298,000      4.990      80.00          719
 5.000 - 5.499                              34     8,236,345               3.46           242,245      5.314      74.36          654
 5.500 - 5.999                             222    51,723,389              21.75           232,988      5.786      77.36          656
 6.000 - 6.499                             273    53,051,999              22.30           194,330      6.247      79.60          652
 6.500 - 6.999                             331    65,642,367              27.60           198,315      6.741      80.41          648
 7.000 - 7.499                             174    30,876,366              12.98           177,450      7.227      83.23          639
 7.500 - 7.999                             115    20,973,741               8.82           182,380      7.720      84.39          631
 8.000 - 8.499                              27     4,143,121               1.74           153,449      8.234      85.19          632
 8.500 - 8.999                              19     2,597,039               1.09           136,686      8.676      88.09          604
 9.000 - 9.499                               2       318,800               0.13           159,400      9.156      92.34          596
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,198   237,861,166             100.00%          198,549      6.571      80.26          647

 Weighted Average Minimum Rate (%)       6.571
 Minimum Minimum Rate (%)                4.990
 Maximum Minimum Rate (%)                9.300
 Standard Deviation (%)                  0.739
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY MAXIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
Range of Maximum Mortgage            Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
         Rates (%)                     Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                              1       298,000               0.13           298,000      4.990      80.00          719
12.000 - 12.499                             34     8,236,345               3.46           242,245      5.314      74.36          654
12.500 - 12.999                            222    51,723,389              21.75           232,988      5.786      77.36          656
13.000 - 13.499                            273    53,051,999              22.30           194,330      6.247      79.60          652
13.500 >=                                  668   124,551,433              52.36           186,454      7.122      82.13          641
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647

 Weighted Average Maximum Rate (%)      13.571
 Minimum Maximum Rate (%)               11.990
 Maximum Maximum Rate (%)               16.300
 Standard Deviation (%)                  0.739

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY INITIAL PERIODIC CAP
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Initial Periodic Cap (%)             Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
1.500                                    1,198   237,861,166             100.00           198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647

Weighted Average Initial Cap (%)         1.500
Minimum Initial Cap (%)                  1.500
Maximum Initial Cap (%)                  1.500
Standard Deviation (%)                   0.000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY SUBSEQUENT PERIODIC CAP
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Subsequent Periodic Cap (%)            Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
1.500                                    1,198   237,861,166             100.00           198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647

Weighted Average Periodic Cap (%)        1.500
Minimum Periodic Cap (%)                 1.500
Maximum Periodic Cap (%)                 1.500
Standard Deviation                       0.000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Next Rate Adjustment Dates             Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
March 2007                                  11     2,191,580               0.92           199,235      6.361      80.45          633
April 2007                                  84    16,237,845               6.83           193,308      6.412      79.13          629
May 2007                                   446    90,254,431              37.94           202,364      6.606      79.92          646
June 2007                                  256    48,848,501              20.54           190,814      6.668      79.55          647
December 2007                                1       134,379               0.06           134,379      5.900      80.00          707
March 2008                                   2       237,328               0.10           118,664      6.401      80.00          622
April 2008                                  36     7,678,790               3.23           213,300      6.263      79.48          656
May 2008                                   215    44,043,703              18.52           204,854      6.531      80.78          655
June 2008                                  147    28,234,610              11.87           192,072      6.551      82.58          652
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647

 Weighted Average Next Rate Adjustment Date       Sep 2007
 Minimum Next Rate Adjustment Date                March 2007
 Maximum Next Rate Adjustment Date                June 2008
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        DISTRIBUTION BY STATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
 Geographic Distribution of          Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
    Mortgaged Properties               Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
California                                 366    92,743,110              38.99           253,396      6.339      78.15          649
Florida                                    118    18,439,878               7.75           156,270      6.718      82.59          643
Arizona                                     79    12,128,376               5.10           153,524      6.641      81.56          651
Washington                                  54     9,953,580               4.18           184,326      6.478      82.52          658
Colorado                                    58     9,768,309               4.11           168,419      6.600      82.01          639
Illinois                                    47     9,552,395               4.02           203,242      6.734      83.68          657
New Jersey                                  36     8,852,821               3.72           245,912      6.466      79.75          649
Nevada                                      43     7,820,764               3.29           181,878      6.781      80.69          646
New York                                    26     7,204,468               3.03           277,095      6.340      76.81          640
Maryland                                    34     7,037,982               2.96           206,999      7.056      83.52          640
Minnesota                                   38     7,023,081               2.95           184,818      6.805      82.43          650
Virginia                                    25     5,860,870               2.46           234,435      6.999      81.38          650
Oregon                                      30     5,025,612               2.11           167,520      6.653      80.87          656
Massachusetts                               21     4,888,751               2.06           232,798      6.028      78.98          663
Georgia                                     28     3,783,061               1.59           135,109      7.164      80.87          638
Other                                      195    27,778,109              11.68           142,452      6.948      81.94          639
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY OCCUPANCY TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
       Occupancy                       Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                  1,197   237,445,166              99.83           198,367      6.572      80.26          647
Investment                                   1       416,000               0.17           416,000      5.950      80.00          642
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
         Property Type                 Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    858   168,804,036              70.97           196,741      6.565      79.89          644
Planned Unit Development                   161    29,903,623              12.57           185,737      6.711      82.27          648
Condo                                      131    23,966,792              10.08           182,953      6.507      82.21          660
2-4 Family                                  48    15,186,715               6.38           316,390      6.466      77.31          661
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY LOAN PURPOSE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
       Loan Purpose                    Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                        590   135,655,780              57.03           229,925      6.558      79.89          641
Purchase                                   432    68,398,285              28.76           158,329      6.646      80.93          657
Refinance - Rate Term                      176    33,807,101              14.21           192,086      6.475      80.37          652
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Documentation Type                   Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                         782   150,049,104              63.08           191,879      6.361      80.49          638
Stated Documentation                       397    83,587,690              35.14           210,548      6.942      79.83          665
Limited Documentation                       19     4,224,372               1.78           222,335      6.723      80.27          628
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group I Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Range of Credit Scores               Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                                   25     4,218,003               1.77           168,720      7.284      76.94          567
575 - 599                                  137    25,360,461              10.66           185,113      6.772      79.15          589
600 - 624                                  263    52,261,887              21.97           198,714      6.639      78.74          613
625 - 649                                  266    51,594,267              21.69           193,963      6.597      80.23          637
650 - 674                                  226    46,461,216              19.53           205,581      6.592      81.80          662
675 - 699                                  119    24,064,575              10.12           202,223      6.311      80.73          686
700 - 724                                  102    21,483,948               9.03           210,627      6.343      82.74          710
725 - 749                                   32     6,968,264               2.93           217,758      6.241      78.72          736
750 - 774                                   22     4,245,616               1.78           192,983      6.426      79.30          762
775 - 799                                    6     1,202,930               0.51           200,488      6.676      80.94          785
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647

Weighted Average FICO                      647
Minimum FICO                               559
Maximum FICO                               793
Standard Deviation FICO                     44
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Prepayment Penalty Term (months)       Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 0                                         233    45,931,661              19.31           197,132      6.793      80.33          645
 12                                         24     5,948,968               2.50           247,874      6.729      81.74          662
 24                                        655   131,711,280              55.37           201,086      6.521      79.68          646
 36                                        286    54,269,257              22.82           189,753      6.487      81.42          652
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTION BY LIEN TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Lien Position                         Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                 1,198   237,861,166             100.00           198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,198   237,861,166             100.00%          198,549      6.571      80.26          647
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

   Statistics for the Mortgage Loans listed below are based on the Sample Pool
                      Calculation Date scheduled balances.

          Aggregate Principal Balance:                  $411,431,883

          Number of Mortgage Loans:                            1,226

          Average Principal Balance:                        $335,589

          Weighted Average Current Mortgage Rate:              6.540%

          Weighted Average Net Mortgage Rate:                  6.030%

          Weighted Average Credit Score:                         672

          Weighted Average  Original LTV:                      81.32%

          Weighted Average Stated Remaining Term:         358 months

          Weighted Average Stated Original Term:          360 months

          Weighted Average Months to Roll:                 26 months

          Weighted Average Margin:                             5.674%

          Weighted Average Initial Rate Cap:                   1.500%

          Weighted Average Periodic Rate Cap:                  1.500%

          Weighted Average Maximum Rate:                      13.540%

          Weighted Average Minimum Rate:                       6.540%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY PRODUCT TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Product Type                         Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM 2 Year Interest Only              735   250,682,780              60.93           341,065      6.564      81.55          677
2/28 ARM 5 Year Interest Only              191    62,485,532              15.19           327,149      6.590      79.89          652
3/27 ARM 3 Year Interest Only              107    34,820,066               8.46           325,421      6.485      81.90          666
3/27 ARM 5 Year Interest Only              193    63,443,504              15.42           328,723      6.425      81.52          675
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY GROSS MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Range of Gross Mortgage Rates (%)      Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 4.500 - 4.999                               1       370,000               0.09           370,000      4.990      55.56          636
 5.000 - 5.499                              49    19,784,909               4.81           403,774      5.312      79.07          686
 5.500 - 5.999                             227    82,052,794              19.94           361,466      5.798      80.16          677
 6.000 - 6.499                             270    93,084,491              22.62           344,757      6.247      80.62          672
 6.500 - 6.999                             385   130,098,538              31.62           337,918      6.732      81.55          671
 7.000 - 7.499                             143    42,625,272              10.36           298,079      7.204      82.69          666
 7.500 - 7.999                             100    29,557,621               7.18           295,576      7.707      83.00          671
 8.000 - 8.499                              36    10,258,382               2.49           284,955      8.233      87.13          663
 8.500 - 8.999                              14     3,302,967               0.80           235,926      8.603      85.83          628
 9.000 - 9.499                               1       296,910               0.07           296,910      9.400      90.00          612
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,226   411,431,883             100.00%          335,589      6.540      81.32          672

 Weighted Average Current Rate (%)       6.540
 Minimum Current Rate (%)                4.990
 Maximum Current Rate (%)                9.400
 Standard Deviation (%)                  0.720
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
Range of Sample Pool Calculation     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
    Date Principal Balances ($)        Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 50,000.01 - 100,000.00                     12     1,070,196               0.26            89,183      6.927      79.88          658
 100,000.01 - 150,000.00                    87    11,496,020               2.79           132,138      6.932      80.00          665
 150,000.01 - 200,000.00                   120    21,025,014               5.11           175,208      6.902      80.93          652
 200,000.01 - 250,000.00                   139    31,459,655               7.65           226,328      6.707      80.29          669
 250,000.01 - 300,000.00                   163    44,803,136              10.89           274,866      6.595      80.75          674
 300,000.01 - 350,000.00                   136    44,318,793              10.77           325,873      6.509      80.80          674
 350,000.01 - 400,000.00                   202    76,001,021              18.47           376,243      6.516      81.28          667
 400,000.01 - 450,000.00                   138    58,606,965              14.24           424,688      6.426      80.92          672
 450,000.01 - 500,000.00                   104    49,668,142              12.07           477,578      6.376      82.71          675
 500,000.01 - 550,000.00                    49    25,758,746               6.26           525,689      6.488      81.77          682
 550,000.01 - 600,000.00                    43    24,734,221               6.01           575,214      6.443      83.87          678
 600,000.01 - 650,000.00                    15     9,382,070               2.28           625,471      6.585      82.67          689
 650,000.01 - 700,000.00                     5     3,346,804               0.81           669,361      6.205      82.74          692
 700,000.01 - 750,000.00                    10     7,266,600               1.77           726,660      6.871      78.75          678
 750,000.01 - 800,000.00                     2     1,552,000               0.38           776,000      6.480      85.10          671
 800,000.01 >=                               1       942,500               0.23           942,500      6.300      65.00          588
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,226   411,431,883             100.00%          335,589      6.540      81.32          672

 Average Current Balance ($)           335,589
 Minimum Current Balance ($)            72,000
 Maximum Current Balance ($)           942,500
 Standard Deviation Current
 Balance ($)                           133,449
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

                                                                % of Mortgage
                                                                   Pool by                          Weighted
                                                  Aggregate       Aggregate                         Average    Weighted
                                     Number of    Original        Original         Avg. Original     Gross     Average     Weighted
Range of Original Principal          Mortgage     Principal       Principal          Principal      Interest   Original    Average
        Balances ($)                   Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                      12     1,070,196               0.26            89,183      6.927      79.88          658
100,000.01 - 150,000.00                     87    11,496,020               2.79           132,138      6.932      80.00          665
150,000.01 - 200,000.00                    120    21,025,014               5.11           175,208      6.902      80.93          652
200,000.01 - 250,000.00                    139    31,459,655               7.65           226,328      6.707      80.29          669
250,000.01 - 300,000.00                    163    44,803,136              10.89           274,866      6.595      80.75          674
300,000.01 - 350,000.00                    136    44,318,793              10.77           325,873      6.509      80.80          674
350,000.01 - 400,000.00                    202    76,001,021              18.47           376,243      6.516      81.28          667
400,000.01 - 450,000.00                    139    59,056,965              14.35           424,870      6.432      80.91          672
450,000.01 - 500,000.00                    103    49,218,142              11.96           477,846      6.368      82.74          675
500,000.01 - 550,000.00                     49    25,758,746               6.26           525,689      6.488      81.77          682
550,000.01 - 600,000.00                     43    24,734,221               6.01           575,214      6.443      83.87          678
600,000.01 - 650,000.00                     15     9,382,070               2.28           625,471      6.585      82.67          689
650,000.01 - 700,000.00                      5     3,346,804               0.81           669,361      6.205      82.74          692
700,000.01 - 750,000.00                     10     7,266,600               1.77           726,660      6.871      78.75          678
750,000.01 - 800,000.00                      2     1,552,000               0.38           776,000      6.480      85.10          671
800,000.01 >=                                1       942,500               0.23           942,500      6.300      65.00          588
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672

Average Orig Balance ($)               335,603
Minimum Orig Balance ($)                72,000
Maximum Orig Balance ($)               942,500
Standard Deviation Orig Balance ($)    133,455
------------------------------------------------------------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY CREDIT GRADE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
          Credit Grade                 Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
AA                                       1,180   393,528,751              95.65           333,499      6.530      81.35          673
A+                                          37    14,561,477               3.54           393,553      6.773      81.88          644
A-                                           9     3,341,655               0.81           371,295      6.617      76.12          643
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY REMAINING TERM TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
 Range of Stated Remaining Terms     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
           (months)                    Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
349 - 360                                1,226   411,431,883             100.00           335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672

Weighted Average Remaining Term            358
Minimum Remaining Term                     355
Maximum Remaining Term                     359
Standard Deviation Remaining Term            1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY ORIGINAL TERM TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Stated Original Term (months)          Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
360                                      1,226   411,431,883             100.00           335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672

Weighted Average Original Term             360
Minimum Original Term                      360
Maximum Original Term                      360
Standard Deviation Original Term             0
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
Range of Original LTV Ratios (%)       Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 40.01 - 45.00                               1       368,000               0.09           368,000      6.150      44.34          596
 45.01 - 50.00                               2       554,000               0.13           277,000      6.612      45.81          608
 50.01 - 55.00                               2     1,115,000               0.27           557,500      6.239      52.51          614
 55.01 - 60.00                               4     1,544,000               0.38           386,000      5.587      57.42          609
 60.01 - 65.00                               4     2,475,500               0.60           618,875      6.303      63.94          650
 65.01 - 70.00                              14     5,767,300               1.40           411,950      5.921      69.12          673
 70.01 - 75.00                              29    12,128,371               2.95           418,220      6.221      73.73          654
 75.01 - 80.00                             944   294,289,911              71.53           311,748      6.495      79.95          676
 80.01 - 85.00                              65    27,096,340               6.59           416,867      6.534      84.28          664
 85.01 - 90.00                             124    50,794,542              12.35           409,633      6.789      89.76          662
 90.01 - 95.00                              37    15,298,920               3.72           413,484      7.231      94.63          664
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,226   411,431,883             100.00%          335,589      6.540      81.32          672

 Weighted Average LTV (%)                81.32
 Minimum LTV (%)                         44.34
 Maximum LTV (%)                         95.00
 Standard Deviation LTV (%)               5.01
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY GROSS MARGIN
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Range of Gross Margins (%)            Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.249                                2     1,206,000               0.29           603,000      6.737      84.99          636
2.750 - 2.999                                1       144,292               0.04           144,292      7.600      80.00          701
3.000 - 3.249                                1       184,000               0.04           184,000      7.250      80.00          582
3.250 - 3.499                                1        83,520               0.02            83,520      7.350      80.00          699
3.750 - 3.999                                1       173,840               0.04           173,840      6.990      80.00          724
5.000 - 5.249                               14     4,548,362               1.11           324,883      6.448      79.06          665
5.250 - 5.499                               10     3,430,893               0.83           343,089      6.222      82.61          670
5.500 - 5.749                              527   172,101,415              41.83           326,568      6.283      81.49          658
5.750 - 5.999                              643   219,664,612              53.39           341,625      6.722      81.21          683
6.000 - 6.249                               21     7,901,663               1.92           376,270      7.081      82.13          664
6.250 - 6.499                                4     1,547,086               0.38           386,771      6.907      76.84          671
6.500 - 6.749                                1       446,200               0.11           446,200      6.600      79.99          679
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672

 Weighted Average Margin (%)             5.674
 Minimum Margin (%)                      2.000
 Maximum Margin (%)                      6.600
 Standard Deviation Margin (%)           0.262
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY MINIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
Range of Minimum Mortgage Rates      Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
              (%)                      Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 4.500 - 4.999                               1       370,000               0.09           370,000      4.990      55.56          636
 5.000 - 5.499                              49    19,784,909               4.81           403,774      5.312      79.07          686
 5.500 - 5.999                             227    82,052,794              19.94           361,466      5.798      80.16          677
 6.000 - 6.499                             270    93,084,491              22.62           344,757      6.247      80.62          672
 6.500 - 6.999                             385   130,098,538              31.62           337,918      6.732      81.55          671
 7.000 - 7.499                             143    42,625,272              10.36           298,079      7.204      82.69          666
 7.500 - 7.999                             100    29,557,621               7.18           295,576      7.707      83.00          671
 8.000 - 8.499                              36    10,258,382               2.49           284,955      8.233      87.13          663
 8.500 - 8.999                              14     3,302,967               0.80           235,926      8.603      85.83          628
 9.000 - 9.499                               1       296,910               0.07           296,910      9.400      90.00          612
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,226   411,431,883             100.00%          335,589      6.540      81.32          672

 Weighted Average Minimum Rate (%)       6.540
 Minimum Minimum Rate (%)                4.990
 Maximum Minimum Rate (%)                9.400
 Standard Deviation (%)                  0.720
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY MAXIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
Range of Maximum Mortgage            Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
         Rates (%)                     Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
 11.500 - 11.999                             1       370,000               0.09           370,000      4.990      55.56          636
 12.000 - 12.499                            49    19,784,909               4.81           403,774      5.312      79.07          686
 12.500 - 12.999                           227    82,052,794              19.94           361,466      5.798      80.16          677
 13.000 - 13.499                           270    93,084,491              22.62           344,757      6.247      80.62          672
 13.500 >=                                 679   216,139,689              52.53           318,321      7.062      82.31          669
------------------------------------------------------------------------------------------------------------------------------------
 Total:                                  1,226   411,431,883             100.00%          335,589      6.540      81.32          672

 Weighted Average Maximum Rate (%)      13.540
 Minimum Maximum Rate (%)               11.990
 Maximum Maximum Rate (%)               16.400
 Standard Deviation (%)                  0.720
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY INITIAL PERIODIC CAP
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Initial Periodic Cap (%)             Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
1.500                                    1,226   411,431,883             100.00           335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672

Weighted Average Initial Cap (%)         1.500
Minimum Initial Cap (%)                  1.500
Maximum Initial Cap (%)                  1.500
Standard Deviation (%)                   0.000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY SUBSEQUENT PERIODIC CAP
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Subsequent Periodic Cap (%)          Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
1.500                                    1,226   411,431,883             100.00           335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672

Weighted Average Periodic Cap (%)        1.500
Minimum Periodic Cap (%)                 1.500
Maximum Periodic Cap (%)                 1.500
Standard Deviation (%)                   0.000
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Next Rate Adjustment Dates           Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
February 2007                                2       327,444               0.08           163,722      6.470      80.00          594
March 2007                                   9     2,921,215               0.71           324,579      7.012      83.23          677
April 2007                                  81    26,809,601               6.52           330,983      6.365      81.04          638
May 2007                                   534   182,419,538              44.34           341,610      6.581      81.21          674
June 2007                                  300   100,690,515              24.47           335,635      6.589      81.23          678
March 2008                                   5     1,679,172               0.41           335,834      6.563      85.57          684
April 2008                                  27     8,340,091               2.03           308,892      6.390      81.24          692
May 2008                                   177    60,154,190              14.62           339,854      6.414      81.31          670
June 2008                                   91    28,090,117               6.83           308,683      6.526      82.29          668
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672

Weighted Average Next Rate Adjustment Date       August 2007
Minimum Next Rate Adjustment Date                Feb 2007
Maximum Next Rate Adjustment Date                June 2008
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        DISTRIBUTION BY STATE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
 Geographic Distribution of          Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
    Mortgaged Properties               Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
California                                 754   283,069,909              68.80           375,424      6.444      81.36          676
Florida                                     86    20,408,541               4.96           237,309      6.775      80.49          654
Nevada                                      59    16,500,075               4.01           279,662      6.781      81.62          652
New York                                    25    10,662,600               2.59           426,504      6.466      83.74          694
Arizona                                     43    10,443,449               2.54           242,871      6.841      80.73          669
Washington                                  29     7,144,416               1.74           246,359      6.691      81.51          654
Hawaii                                      19     7,055,374               1.71           371,335      6.261      82.38          708
Massachusetts                               15     5,672,530               1.38           378,169      6.644      75.13          656
New Jersey                                  17     5,622,239               1.37           330,720      6.710      81.14          662
Illinois                                    16     5,181,208               1.26           323,825      6.667      82.31          690
Colorado                                    20     4,708,975               1.14           235,449      6.583      80.54          669
Texas                                       21     4,630,691               1.13           220,509      6.743      80.00          678
Virginia                                    12     4,348,575               1.06           362,381      6.997      79.56          650
Maryland                                    12     3,837,443               0.93           319,787      6.694      83.75          625
Oregon                                      16     3,598,803               0.87           224,925      6.468      83.85          657
Other                                       82    18,547,055               4.51           226,184      7.142      81.51          650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY OCCUPANCY TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Occupancy                            Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                  1,219   409,953,491              99.64           336,303      6.538      81.32          672
Second Home                                  7     1,478,392               0.36           211,199      6.989      82.64          718
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                           The Group II Mortgage Loans
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Property Type                        Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    860   299,039,966              72.68           347,721      6.532      81.32          671
Planned Unit Development                   184    54,434,675              13.23           295,841      6.650      80.75          660
Condo                                      123    33,957,189               8.25           276,075      6.367      80.57          680
2-4 Family                                  59    24,000,053               5.83           406,781      6.632      83.67          700
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY LOAN PURPOSE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Loan Purpose                          Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                 1,019   315,475,854              76.68           309,594      6.566      81.14          678
Refinance - Cashout                        176    81,280,633              19.76           461,822      6.479      82.12          650
Refinance - Rate Term                       31    14,675,396               3.57           473,400      6.303      80.79          669
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Documentation Type                    Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                       704   237,562,531              57.74           337,447      6.787      81.09          685
Full Documentation                         498   165,374,307              40.19           332,077      6.189      81.71          654
Limited Documentation                       24     8,495,045               2.06           353,960      6.465      80.37          665
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------



                           The Group II Mortgage Loans
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Range of Credit Scores               Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                                    9     3,695,766               0.90           410,641      6.538      83.96          567
575 - 599                                   76    20,353,366               4.95           267,807      6.580      77.70          589
600 - 624                                  120    38,810,062               9.43           323,417      6.647      81.80          612
625 - 649                                  226    76,331,725              18.55           337,751      6.607      81.55          637
650 - 674                                  271    88,605,658              21.54           326,958      6.611      81.74          661
675 - 699                                  192    67,078,956              16.30           349,370      6.515      81.37          686
700 - 724                                  150    51,396,310              12.49           342,642      6.362      81.81          711
725 - 749                                  106    36,981,241               8.99           348,880      6.476      81.01          735
750 - 774                                   57    20,379,962               4.95           357,543      6.445      80.60          760
775 - 799                                   18     7,433,239               1.81           412,958      6.379      79.87          783
800 +                                        1       365,600               0.09           365,600      5.990      80.00          802
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672

Weighted Average FICO                      672
Minimum FICO                               560
Maximum FICO                               802
Standard Deviation FICO                     48
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
 Prepayment Penalty Term (months)      Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
0                                          187    64,059,752              15.57           342,566      7.048      81.63          675
12                                          43    15,753,798               3.83           366,367      6.907      81.38          669
24                                         779   262,280,646              63.75           336,689      6.450      81.19          671
36                                         217    69,337,687              16.85           319,529      6.327      81.52          673
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTION BY LIEN TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                  Aggregate     % of Mortgage
                                                   Sample          Pool by
                                                    Pool          Aggregate         Avg. Sample     Weighted
                                                 Calculation     Sample Pool            Pool        Average    Weighted
                                     Number of      Date       Calculation Date     Calculation      Gross     Average     Weighted
                                     Mortgage     Principal       Principal        Date Principal   Interest   Original    Average
  Lien Position                        Loans     Balance ($)       Balance          Balance ($)     Rate (%)   LTV (%)    FICO Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                 1,226   411,431,883             100.00           335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,226   411,431,883             100.00%          335,589      6.540      81.32          672
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HASCO 2005-NC1                                                   HSBC [LOGO]
--------------------------------------------------------------------------------


                               Contact Information
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 HSBC Securities
--------------------------------------------------------------------------------

Principal Finance
--------------------------------------------------------------------------------
Jon Voigtman                                 Tel: (212) 525-2348
Managing Director                            Fax: (646) 366-2521
Head of Principal Finance                    jon.voigtman@us.hsbc.com

Andrea Lenox                                 Tel: (212) 525-3307
Vice President                               Fax: (646) 366-3647
                                             andrea.lenox@us.hsbc.com

Jay Kilpatrick                               Tel: (212) 525-4140
Senior Vice President                        jay.kilpatrick@us.hsbc.com
Head of Contract Finance

--------------------------------------------------------------------------------
Syndicate
--------------------------------------------------------------------------------
Caroline Morrill                             Tel: (212) 525-3785
Managing Director                            Fax: (646) 366-3434
                                             caroline.morrill@us.hsbc.com

Michael Banchik                              Tel: (212) 525-3399
Senior Vice President                        Fax: (646) 366-3142
                                             michael.banchik@us.hsbc.com

--------------------------------------------------------------------------------
Analytics
--------------------------------------------------------------------------------
Martin Priest                                Tel: (212) 525-4198
Vice President                               martin.priest@us.hsbc.com



--------------------------------------------------------------------------------
Rating Agencies
--------------------------------------------------------------------------------
Chris Deasy - S&P                            Tel: (212) 438-2405
                                             Fax: (212) 438-7322
                                             chris_deasy@standardandpoors.com

Wioletta Frankowicz - Moody's                Tel: (212) 553-1019
                                             wioletta.frankowicz@moodys.com


Ben Katzburg - Fitch                         Tel: (212) 908-0261
                                             ben.katzburg@fitchratings.com

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

--------------------------------------------------------------------------------